     March 31, 2002                                     SEMIANNUAL REPORT



             SUNAMERICA EQUITY FUNDS

             SunAmerica Blue Chip Growth Fund (SVLAX)

             SunAmerica Growth Opportunities Fund (SGWAX)

             SunAmerica New Century Fund (SEGAX)

             SunAmerica Growth and Income Fund (SEIAX)

             SunAmerica Balanced Assets Fund (SBAAX)

             SunAmerica "Dogs" of Wall Street Fund (SDWAX)

             SunAmerica International Equity Fund (SIEAX)

                        Table of Contents
--------------------------------------------------------------------------------

EQUITY MARKET REVIEW AND OUTLOOK............................................  2
EQUITY FUNDS PORTFOLIO REVIEW...............................................  5
STATEMENT OF ASSETS AND LIABILITIES......................................... 18
STATEMENT OF OPERATIONS..................................................... 20
STATEMENT OF CHANGES IN NET ASSETS.......................................... 22
FINANCIAL HIGHLIGHTS........................................................ 25
PORTFOLIO OF INVESTMENTS.................................................... 32
NOTES TO FINANCIAL STATEMENTS............................................... 46

        SunAmerica Equity Funds Semiannual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Equity Funds Investment Professionals

Donna Calder               Scott Eun                  James Monaghan
Brian Clifford             Francis Gannon             Chad Palumbo
Heather Doucette           Nancy Kelly                Hans Danielsson
Jeff Easter                Soohwan Kim

Dear Shareholders,

We have enhanced the AIG SunAmerica Equity Funds in many advantageous ways this past semiannual period. American International Group (AIG) merged with American General, which brought about the integration of American General's North American Funds into the AIG SunAmerica Family of Funds. We welcome our new shareholders, and believe that the merger will be beneficial for all our valued investors. In the case of the SunAmerica International Equity Fund, the merger has provided our shareholders with a wealth of added investment expertise. The merger also allow us the opportunity to provide our investors with an even wider range of quality mutual funds, in both domestic and international markets as the AIG SunAmerica Family of Funds has grown to 40 mutual funds.

The close of the semiannual reporting period for the SunAmerica Equity Funds, which ended on March 31, 2002, brings with it the welcome news that economic recovery in the United States is decidedly underway. The fourth quarter of 2001 brought a rebound in the equity market, which was only tempered somewhat in the first quarter of 2002.

At the conclusion of its recent March 19th Federal Open Market Committee meeting, Federal Reserve policy makers stated that economic risks had become more balanced after having been weighted more toward weakness during 2001. Thus far in 2002, the market has gravitated away from fears of a "double-dip" recession toward worrying that the strength of the recovery will cause the Fed to put a damper on growth. Many Wall Street economists have raised GDP growth expectations for 2002 to reflect the anticipated rapid upswing in inventory rebuilding and the firmer path of consumer spending evident this quarter.

This largely positive outlook is framed against the backdrop of the economic fallout of September 11th. Prior to the unprecedented events of that day, SunAmerica's investment managers had believed that the United States would skirt recession, despite tremendous weakness in the economy and the stock market. In the third quarter of 2001, several positive forces then at work increased the likelihood of a more buoyant economy in the latter part of 2001 and 2002. Consumer growth and spending were strong, and the Federal Reserve's stance with respect to mediating interest rates was highly accommodative. In addition, it appeared likely that U.S. government fiscal stimulus packages, dramatic declines in energy prices, as well as domestic and international central bank reductions, would assist in strengthening the economy. September 11th tipped the scales in the opposite direction, however, dealing a deep blow to consumer confidence.

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Fortunately, the resulting drop in consumer spending, though deep, proved to be short lived. In fact, from a retail perspective, as well as with regard to housing-related spending, individual consumers helped immeasurably to spend the economy out of an otherwise recessionary environment.

The Federal Reserve also played a key role in fostering a rapid recovery, reducing the federal funds rate four times following September 11th, after having previously reduced interest rates seven times earlier in the year. Decreasing this key short-term interest rate substantially has given the economy and financial markets much needed liquidity.

While we believe that economic recovery has clearly begun, looking forward we see headwinds in the form of higher mortgage rates, slower monetary growth and increasing oil prices, all of which could put a damper on consumer spending, slowing the recovery. The Federal Reserve recently noted that "the degree of the strengthening in final demand over the coming quarters is still uncertain." The economy is in the midst of an inventory-led recovery, but the uncertainty of final demand could keep the Fed from raising rates in the near future. While there are certainly many signs of strength, it is important to factor in the possibility of slower-than-anticipated growth. An added concern is volatility in the Middle East, which could escalate. Given these conditions, we are now faced with the uncertainty of how strong this recovery will be.

Currently, we anticipate 3% growth in GDP by the end of 2002, a rate lower than the 7% growth rate the U.S. economy normally has experienced in the wake of recession. This departure from the norm is tied to the nature of the recessionary forces of 2001, which proved to be mild overall. As a result, it is highly probable that the country will witness a commensurately muted recovery. Even so, as companies rebuild depleted inventories, we are confident that we can anticipate consistent GDP growth throughout 2002.

Equity Portfolio Strategy

During the semiannual period the major market indices delivered positive performance as signs of economic recovery helped to boost investor confidence. Over the semiannual period, our goal with regard to managing the equity portfolios was to maintain significant exposure to those sectors of the economy that would benefit the most as the economy began to recover. In addition, we placed greater emphasis on portfolio diversification at the end of last year and the beginning of this year in order to diffuse risk.

Initially plummeting after the market's reopening on September 17th, the major equity indices staged a strong year-end rally as signs of economic stability began to emerge. The release of positive economic data offering evidence of a forthcoming recovery as well as signs of success in the war in Afghanistan contributed to a boost in investor confidence. The beaten-down technology sector led this resurgence in the market, as investors bet that this group would benefit most notably from the pending economic recovery. Most sectors benefited from this fourth quarter rally as nine of the S&P 500's eleven sectors delivered positive returns for the 3-month period, with five posting double-digit returns.

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Following this strong rally, stocks held steady in the first three months of
2002 as investors were caught in a tug of war between positive signs of economic recovery and concerns regarding quality of earnings and corporate profits. Cyclical stocks, which perform best during economic recovery, ranked among the top performing sectors. Another impressive group, consumer stocks benefited from consumers' relentless spending over the past year in the face of economic contraction. Large industrial companies also fared well during the quarter as investors favored more conservative companies in industries perceived as less likely to present balance sheet problems. Another notably strong sector in the first quarter, energy was boosted by signs of economic improvement leading to increased demand as well as by higher oil prices resulting from unrest in the Middle East.

Market Outlook

At present, the equity market is caught in a trading range as it weighs the reality of an economic recovery against the expectation of potential Federal Reserve tightening and uncertainty about the timing of earnings recovery. We continue to believe that the market reached a bottom on September 21, 2001. Corporate earnings should expand throughout the year against very easy comparisons. In fact, current expectations are for double-digit earnings growth in 2002. As a result, we firmly believe that the market has the potential to post its first positive return in two years. We continue to remain diversified and to focus on those sectors of the market that will benefit from an economic recovery.

Most of Corporate America anticipates a better second half of 2002 than first half, and we expect to see a positive progression in earnings growth throughout the year. We also anticipate a mild rally in the bond market, which will boost the stock market as well when it occurs. Some wild cards do exist, one being the possibility of U.S. involvement in a war with Iraq and possibly Iran by the end of the year. Nonetheless, we remain constructive on the market for the remainder of this year.

Within the context of the recent events, we continue to expect stock market returns more in line with those we have historically experienced, roughly 8 to 10% gains for the S&P 500. The market undoubtedly will experience volatility going forward, as it continues to assimilate the events of the recent past, including the economic effects of September 11th and the collapse of Enron and related corporate accounting issues.

--------
Past performance is no guarantee of future results.

        SunAmerica Blue Chip Growth Fund
--------------------------------------------------------------------------------



Lead Portfolio Manager: Francis Gannon

For the semiannual period ended March 31, 2002, the SunAmerica Blue Chip Growth Fund Class A returned 9.76%. The Fund's peer class, the Lipper Large-Cap Core Funds Category returned 10.31% during the same time frame.* (Returns do not reflect the impact of sales charges.)

Although the fund slightly underperformed its peer group during the semiannual period, it is important to note that the SunAmerica Blue Chip Growth Fund retains an impressive long-term track record. For the five years ended 3/31/02 the Fund returned 56.31% versus the Lipper average return of 48.02%.*

How did you manage the portfolio over the past semiannual period?

Francis Gannon: This fund has performed well over past six months largely due to the two strategies that we implemented at the end of 2001 and the beginning of 2002. First, we have increased the scope of this portfolio's diversification. Second, we have made investments in those sectors that we think are best positioned to benefit from economic recovery. These sectors include energy, defense and financials.

Our energy investments reflect our belief that the sector should see gains as the economy improves and energy utilization increases. Although we hope the current turmoil in the Middle East comes to a peaceful resolution soon, it appears likely that the fighting may continue. Thus, the war premium in crude oil prices will likely be sustained, at least in the near term. In addition, many energy stocks were inexpensive in late 2001.

Defense companies experienced rapid growth in the 1980s followed by a downturn in the 1990s, leading to industry consolidation. This cycle of change created strong efficiencies in the sector, which leads us to conclude that new incremental orders will enhance profitability. We believe that the operating leverage is enormous.

We continue to believe that the financial sector will outperform in 2002. The credit cycle is going to be quite powerful as the economy improves. Our focus is on credit card issuers, regional banks and some property and casualty insurance companies. We currently own Bank of America, American Express and Household International.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Francis Gannon: In the energy sector we have purchased Nabors, Smith International and GlobalSantaFe, all of which have been good performers. In the defense sector, we currently own Lockheed-Martin, Rockwell-Collins and Raytheon. Our favorite retail positions in the portfolio are Wal-Mart Stores and Home Depot. Some of the bigger media/advertising names we have purchased recently include Viacom and Clear Channel Communications.

--------
* According to Lipper Inc., SunAmerica Blue Chip Growth Fund (Class A) ranked 767 out of 812 Large-Cap Core Funds for the 1 year ending 3/31/02. The Fund ranked 139 out of 375 Large-Cap Core Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

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Caterpillar is a cyclical stock we recently bought. In addition to these newcomers, we also have purchased chemical stock DuPont for the portfolio. Among technology stocks, we currently hold positions in blue chips such as IBM, Microsoft and Intel.

What is your investment outlook for the remainder of 2002?

Francis Gannon: Currently, the equity market is caught in a trading range. As earnings season commences, investors remain skittish about the general strength of the economic recovery and the fact that corporations have yet to exhibit positive earnings gains to support a capital spending recovery. We firmly believe that corporate earnings growth must return to the market in order for stocks to break out of this range.

Most of Corporate America anticipates that the second half of 2002 will outshine the first half. The forecast currently is for a continuous increase in earnings growth as the year progresses. We also believe the bond market is likely to stage a mild rally in the coming months, which may fuel positive momentum in the stock market as well. Some disquieting possibilities do exist, however. For example, the potential for U.S. involvement in a war with Iraq and possibly Iran by the close of 2002 may disrupt this forecast. Nonetheless, we remain constructive on the market for the remainder of this year.

We anticipate 3% growth in GDP by the end of 2002 versus the 7% growth the U.S. economy normally experiences in the wake of a recession. Since the recessionary forces of 2001 proved to be moderate overall, it is likely that the United States will witness an equally modest recovery. Even so, as companies rebuild depleted inventories, we are confident that we can anticipate consistent GDP growth throughout 2002.

                     Average Annual Returns as of 3/31/02

                                                          Return
                                                           Since
                                                         Inception
                              6 mon  1 yr    3 yr  5 yr  (10/8/93)
                              ----- ------- ------ ----- ---------
              A Shares At Net
               Asset Value... 9.76% - 8.48% -4.52% 9.36%   9.88%
              A Shares With
               Maximum Sales
               Charge........ 3.41% -13.75% -6.38% 8.08%   9.11%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica Growth Opportunities Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Brian Clifford

For the semiannual period ended March 31, 2002, the SunAmerica Growth Opportunities Fund Class A returned 16.21%. The Fund's peer class, the Lipper Multi-Cap Growth Funds Category returned 14.12% during the same time frame.* (Returns do not reflect the impact of sales charges.)

It is impressive to note that the SunAmerica Growth Opportunities Fund also maintains a strong long-term track record. Outpacing the average returns of its peer group on a three- and five-year basis, the Fund returned 78.77% for the five years ended 3/31/02 as opposed the 57.63% return delivered by the Lipper Multi-Cap Growth Category. This return ranked the Fund in the top 26% of its peer class (49 out of 186 similar funds).*

How did you manage the portfolio over the past semiannual period?

Brian Clifford: Through October, November and December of 2001, we took a somewhat aggressive approach to the market, purchasing stocks that we felt had come under undue pressure in the post-September 11th environment. For the first time in several quarters, we overweighted the portfolio in technology with stock picks in this sector that had previously performed well for us. Our sense was that the overall economy was picking up steam and that business trends were resuming normal patterns towards the end of the year, particularly in December. In the first quarter, we began positioning the fund for a cyclically oriented recovery.

We increased our exposure to energy stocks on the thesis that we were going to see heightened demand as the overall economy began to rebound. During the semiannual period, although we did not add a large number of new stocks to the portfolio, we increased our holdings in stocks that had executed well in the past. In this regard, the extreme volatility of 2001 worked to our advantage, in that it enabled us to pick up shares of high quality companies at reasonable valuations.

In the first three months of 2002, the market churned quite a bit, giving gains and then taking them back. This isn't surprising, given that the headlines of early 2002 focused on events that brought increased volatility to the equity market. These included a resurgence of violence in the Middle East and a spike in unemployment, among other issues. It is our view that headlines are often the worst at the inflection point, that is, the point at which the market takes a definitive turn. In this case, the broader economic indicators are starting to turn positive.

--------
* According to Lipper Inc., SunAmerica Growth Opportunities Fund (Class A) ranked 351 out of 466 Multi-Cap Growth Funds for the 1 year ending 3/31/02. The Fund ranked 49 out of 186 Multi-Cap Growth Funds for the 5 years ending 3/31/02. The Fund ranked 17 out of 49 Multi-Cap Growth Funds for the 10 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

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Would you give us some specific examples of individual investments you have recently made in the portfolio?

Brian Clifford: Technology names that we have added to include Siebel Systems, Inc., an e-business applications software provider, and Retek Inc., a software provider serving retail companies. We also added to Atmel Corp., the non-volatile memory manufacturer. On the healthcare front, we added to Integra LifeSciences Corp. and IDEC Pharmaceuticals. The energy stocks we added to include Patterson-UTI Energy, Inc., ENSCO International, Inc. and Nabors Industries, Inc.

What is your investment outlook for the remainder of 2002?

Brian Clifford: We are in the early stages of economic recovery. This is an environment in which we believe small- and mid-cap stocks will have a good opportunity to outperform other classes of assets. Many companies have downsized over the past two years to adjust to a weaker overall economy. Those that have executed well under unusually adverse circumstances are likely to find that the increased efficiencies now integrated into their operations will benefit their operating margins considerably. Any uptick in the economy will go straight toward increasing their profitability. Companies exhibiting strong management, acceptable levels of growth, clean capital structures and sound balance sheets should find themselves positioned quite well to benefit substantially during a period of economic recovery.

                     Average Annual Returns as of 3/31/02

                                                              Return
                                                               Since
                                                             Inception
                         6 mon   1 yr    3 yr   5 yr  10 yr  (1/28/87)
                         -----  ------  -----  -----  -----  ---------
         A Shares At Net
          Asset Value... 16.21% -11.94%  1.93% 12.32% 11.86%   11.98%
         A Shares With
          Maximum
          Sales Charge..  9.54% -17.00% -0.07% 11.00% 11.20%   11.54%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica New Century Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Donna Calder

For the semiannual period ended March 31, 2002, the SunAmerica New Century Fund Class A returned 11.73%. The Fund's peer class, the Lipper Multi-Cap Growth Funds Category, returned 14.12% during the same time frame.* (Returns do not reflect the impact of sales charges.)

How did you manage the portfolio over the semiannual period?

Donna Calder: During the semiannual period, the SunAmerica New Century Fund benefited from the investment strategy it embarked upon in 2001. Key strategic changes in the composition of the portfolio included reducing positions in technology and telecommunications stocks to a market underweight and diversifying holdings broadly. Management of the portfolio during the semiannual period involved a two-pronged approach -- investing in well-managed companies capable of more consistent growth during the recent economic downturn as well as uncovering companies that would benefit from a cyclical recovery.

Our cyclical investments included a number of trucking and regional airline stocks, which performed well during the period. More recently, we have increased our holdings in additional cyclical groups, which have helped to offset poor performance in other sectors (technology) and are poised to take advantage of the recovery that we anticipate.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Donna Calder: The portfolio is currently diversified among several industries including airlines, chemical, defense, hotel, medical technology, specialty healthcare, specialty retailers and trucking. The Fund also maintains a diversified position in financial stocks such as Charles Schwab, Morgan Stanley, Hibernia Bank, Paychex, the comprehensive payroll provider, and Sallie Mae (USA Education), one of the portfolio's best performers. One recovery industry to watch is specialty retailers, which performed well over the period as the consumer continued to show strength.

Some of the portfolio's top performing companies for the period included L-3 Communications (defense), Williams-Sonoma and Coach (specialty retailers), American Axle (General Motors supplier) and Westwood One (media). The Fund's healthcare position was mixed, with holdings such as Caremark and DENTSPLY delivering positive performance while Abbott Laboratories and Myriad Genetics fared poorly. Waste Management proved another laggard for the Fund, however, we continue to hold the stock. We believe that it has the potential to recover by year-end as waste stocks typically trail economic recovery by three to six months while continuing to provide good cash flow. Technology as a group continues to underperform; however, we will still maintain an underweight position in this highly important sector of our economy.
--------
* According to Lipper Inc., SunAmerica New Century Fund (Class A) ranked 364 out of 466 Multi-Cap Growth Funds for the 1 year ending 3/31/02. The Fund ranked 116 out of 186 Multi-Cap Growth Funds for the 5 years ending 3/31/02. The Fund ranked 26 out of 49 Multi-Cap Growth Funds for the 10 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

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What is your investment outlook for the remainder of 2002?

Donna Calder: Our outlook is favorable based on our belief that corporate earnings will begin to recover as the year progresses. Corporations have restructured through reducing costs, paying down debt and enhancing productivity measures to address the cyclical downturn experienced over the last two years. We believe that we are now in a period in which companies will have the advantage of capitalizing on the inherent leverage in their businesses as real demand returns. Coupled with this restructuring, inventories are at an all time low and new capacity growth is limited for the next one-year period. When real demand returns, profits margins and, thus earnings, will benefit. All of this points to a classic cyclical recovery within the U.S. business cycle and a more favorable trend in the broad market.

                     Average Annual Returns as of 3/31/02

                                                              Return
                                                               Since
                                                             Inception
                          6 mon   1 yr    3 yr  5 yr  10 yr  (1/28/87)
                          ------ ------- ------ ----- ------ ---------
          A Shares At Net
           Asset
           Value......... 11.73% -13.79% -4.79% 6.73% 10.84%  11.04%
          A Shares With
           Maximum
           Sales
           Charge........  5.28% -18.72% -6.66% 5.48% 10.19%  10.60%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica Growth and Income Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Francis Gannon

For the semiannual period ended March 31, 2002, the SunAmerica Growth and Income Fund Class A returned 9.63%. The Fund's peer class, the Lipper Large-Cap Core Funds Category, returned 10.31% during the same time frame. Over the past five years, the Fund returned 44.75%.* (Returns do not reflect the impact of sales charges.)

How did you manage the portfolio over the past semiannual period?

Francis Gannon: Over the past six months, our focus has been on diversifying the stocks held within this portfolio. In the first quarter of 2002, we also reduced our holdings in technology. The Fund's holdings in this sector are now underweight with respect to the S&P 500 Index. More so than our other large-cap portfolios, the SunAmerica Growth and Income Fund is significantly overweight in energy holdings relative to the S&P 500 Index, which has helped performance. Unfortunately, in the first quarter the Fund's performance was hurt by Tyco, which the portfolio no longer owns. Nonetheless, we believe the Fund's current composition may enable it to outperform by year-end.

We have made investments in sectors that we believe are poised to benefit from economic recovery, including energy, defense and retail. Our positions in energy reflect our expectation that energy use will increase as the economy improves. It is also likely, given the history of the protracted conflict in the Middle East, that disputes in this region may continue for quite some time. As a result of the current unrest, crude oil prices have been driven up and are likely to remain high at least near term, until some degree of stability is restored to the region. Another consideration underlying our energy investments relates to the pricing of certain stocks in late 2001. A number of stocks in this group were undervalued at that time, providing our portfolio with attractive entry points.

Our investments in the defense sector relate to this industry's resurgence after enduring a boom and bust cycle in the '80s and '90s. After growing rapidly in the '80s, the defense industry declined deeply in the '90s, leading to consolidation. As companies within the industry merged, they became considerably more efficient. We believe that higher levels of efficiency will enable new incremental orders to directly boost profitability in this sector. As a result, we believe that the operating leverage in this group is enormous.

During the past six month period, retail remained one of the brightest sectors within the U.S. economy. To a large extent, consumers generated the current recovery, spending the nation out of the downturn that was considerably worsened by the tragic events of September 11th. In light of the strength of U.S. consumers, who continue to seek out good values amid the economic recovery, we have invested in discount retail chains which have potentially strong growth ahead. We also purchased stock in several media/advertising companies poised to benefit from the economic rebound. In the latter half of 2001, advertising plummeted. Recently, we have begun to see upward momentum in that group.

--------
* According to Lipper Inc. SunAmerica Growth and Income Fund (Class A) ranked 784 out of 812 Large-Cap Core Funds for the 1 year ending 3/31/02. The Fund ranked 223 out of 375 Large-Cap Core Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


Would you give us some specific examples of individual investments you have recently made in the portfolio?

Francis Gannon: In the defense sector, we currently own Lockheed-Martin and Boeing. Our favorite discount retailers in the portfolio are Wal-Mart Stores and Target. Some of the bigger media/advertising names we have purchased recently are Viacom and Clear Channel Communications. Caterpillar, Ford and General Motors are examples of cyclical stocks we recently bought for this portfolio. In addition to these newcomers, we also have purchased chemical stocks Engelhard, IMC Global and Praxair for the portfolio, as well as some financial stocks such as American Express.

What is your investment outlook for the remainder of 2002?

Francis Gannon: Currently, the equity market is trading within a fairly narrow range. As earnings season begins, investors continue to question the strength of the economic recovery and the timing of earnings growth recovery to support capital spending. In light of these circumstances, we are convinced that stronger corporate earnings growth is required before stocks can break through the trading levels in which they are currently confined.

Most corporations anticipate that the second half of 2002 will improve over the first half, with increases in earnings growth through the end of the year. With a mild bond market rally likely in the coming months, the stock market too should receive a boost. One uncertainty, however, is the level of stability in the Middle East. Currently, the U.S. is faced with potential conflicts with Iraq and possibly Iran by the end of 2002. Despite this, we maintain a positive outlook for the U.S. equity market for the remainder of 2002.

By the end of 2002, we anticipate 3% growth in GDP. This is considerably less than the 7% growth typical in the wake of an economic downturn. However, in retrospect, the recessionary forces of 2001 were relatively moderate and because of this, it is likely that the recovery will also be more moderate. Nonetheless, as companies rebuild depleted inventories, we believe that we can look forward to consistent GDP growth throughout 2002.

                     Average Annual Returns as of 3/31/02
                                                          Return
                                                           Since
                                                         Inception
                              6 mon  1 yr    3 yr  5 yr  (7/1/94)
                              ----- ------- ------ ----- ---------
              A Shares At Net
               Asset Value... 9.63% - 9.78%  3.30% 7.68%  12.85%
              A Shares With
               Maximum Sales
               Charge........ 3.31% -14.94% -7.15% 6.42%  11.98%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica Balanced Assets Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Francis Gannon

For the semiannual period ended March 31, 2002, the SunAmerica Balanced Assets Fund Class A returned 4.82%. The Fund's peer class, the Lipper Balanced Funds Category returned 6.82% during the same time frame.* (Returns do not reflect the impact of sales charges.)

How did you manage the portfolio over the past semiannual period?

Francis Gannon: Over recent months, we have rebalanced the asset mix of this portfolio, moving to an allocation of 60% equities and 40% bonds. Our goal in shifting the allocation is to reduce the overall volatility of the portfolio. We believe that the restructuring we have performed over the past six months will result in an optimal asset allocation going forward. This portfolio is now underweighted in technology relative to the S&P 500. We expect the reductions in technology, along with other measures we have taken, to benefit the Fund in the coming quarters.

In the process of rebalancing this portfolio, we have made significant investments in those sectors that we believe are best positioned to benefit from economic recovery, including retail, defense and energy.

During the semiannual period, the retailing environment in the United States showed remarkable strength, reflecting consumers' continued willingness to seek out great deals in the face of an economic slowdown. To take advantage of vigorous consumer spending, we have purchased stock in discount chains that we expect will have strong growth ahead.

In the 1980s, defense stocks experienced a boom, followed by a bust in the 1990s, which led to industry consolidation. These changes created a stronger, more efficient defense sector. We believe the new efficiencies within this industry will lead to direct gains in profitability as new incremental orders flow to these companies.

Our energy investments are based on the thesis that energy utilization will rise as the economy rebounds. Conditions in the Middle East also have factored into some of our purchases. Currently, due to the unrest in this region, crude oil prices have been driven upward. Although we hope for a cessation of hostilities soon, it is likely that the premium in crude prices will be sustained, at least near term. Another reason we invested substantially in energy is related to the valuations of these companies in late 2001. Many stocks in this group were undervalued, providing the Fund with attractive entry points.

It should also be noted that we initiated positions in several media/advertising companies that we believe will benefit from the economic rebound. In the latter half of 2001, advertising plummeted. We have just begun to see this industry turn around.
--------
* According to Lipper Inc., SunAmerica Balanced Assets Fund (Class A) ranked 493 out of 496 Balanced Funds for 1 year ending 3/31/02. The Fund ranked 189 out of 298 Balanced Funds for 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Francis Gannon: In the energy sector we have purchased Nabors, Smith International and GlobalSantaFe, all of which have been good performers. In the defense sector, we currently own Lockheed-Martin, Rockwell-Collins and Raytheon. Important retail positions in the portfolio are Wal-Mart Stores and Home Depot. Media/advertising names that we have recently purchased include Viacom and Clear Channel Communications. In addition to these newcomers, we have also added chemical stock DuPont to the portfolio. Among technology stocks, we currently hold positions in blue chips such as IBM, Microsoft and Intel. Our fixed income allocation continues to be comprised of high quality, government and corporate issues.

What is your investment outlook for the remainder of 2002?

Francis Gannon: Currently, the equity market is caught in a trading range. As earnings season commences, investors remain tentative, awaiting stronger evidence of the general strength of the economic recovery. Corporations also have been reluctant to engage in wide scale capital spending. For stocks to break out of the range in which they are currently trading, we are convinced that corporate earnings growth must return to the market.

In this regard, most of Corporate America expects the second half of 2002 to surpass the first half, with a positive progression in earnings growth likely as the remainder of the year unfolds. We also anticipate a mild rally in the bond market. This, in turn, potentially may provide a boost for the stock market. Uncertainties do exist however, particularly surrounding events in the Middle East. One is the possibility of U.S. involvement in a war with Iraq and possibly Iran by the end of 2002. Nonetheless, we remain constructive on the market for the remainder of this year.

By the close of the year, we anticipate 3% growth in GDP. This deviates from the 7% growth rate the U.S. economy generally experiences in the wake of recession. However, since the recessionary forces of 2001 proved to be moderate overall, it is likely that the country will experience a recovery commensurately as mild. Even so, as companies rebuild depleted inventories, we are confident that we can anticipate consistent GDP growth throughout 2002.

                     Average Annual Returns as of 3/31/02

                                                          Return
                                                           Since
                                                         Inception
                             6 mon   1 yr    3 yr  5 yr  (9/24/93)
                             ------ ------- ------ ----- ---------
             A Shares At Net
              Asset Value...  4.82% - 6.63% -4.52% 6.82%   8.16%
             A Shares With
              Maximum Sales
              Charge........ -1.22% -11.98% -6.38% 5.56%   7.41%

                    Past performance is no guarantee of future results. The performance data and graph does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica "Dogs" of Wall Street Fund
--------------------------------------------------------------------------------


Over the semiannual period ended March 31, 2002, the continuing flight from growth to value and the ongoing process of sector rotation in the market combined to benefit the performance of this portfolio. The "Dogs" of Wall Street Fund delivered a strong performance versus its Lipper peer class, surpassing most major equity indices as well. At the end of the semiannual period, the Fund's Class A shares returned 19.57%, while the Lipper Multi-Cap Value Category returned 13.91%. This return ranked the Fund in the top 10% of its peer class (49 out of 532 similar funds) for the six-month period. The Dow Jones Industrial Average returned 18.68% and the S&P 500 returned 10.23% during the same time frame. The period's continued flight to quality benefitted the Fund as it exclusively invested in stocks rated A or higher.

The SunAmerica "Dogs" of Wall Street Fund is a quantitative portfolio that contains 30 of the highest yielding large capitalization stocks in the domestic equity market. Ten of these stocks are components of the Dow Jones Industrial Average. The remaining 20 stocks are selected from the 400 largest U.S. industrial companies having market capitalizations of at least $1 billion. The fund consists of blue chip companies with proven track records, with the recognition that "big name" large-cap companies historically have rotated in and out of favor.

The Fund's contrarian strategy of investing in high quality, out-of-favor large-cap stocks served shareholders well in this six-month period, as investors continued to favor value over growth stocks. Many companies from industries largely ignored over recent years have rotated back into favor. In doing so, they have fulfilled the Fund's strategic expectations. While every "dog" has its day, many routinely revisit the spotlight over the years.

The "Dogs" of Wall Street Fund is unique in its overall character. The Fund invests in 30 stocks rather than the traditional Dow 10, which potentially adds greater diversification, less risk and higher returns. Stocks chosen to participate in the portfolio are selected once a year, and remain in the portfolio for at least one year. Prior to inclusion in the portfolio, each potential investment must meet highly selective, independently verified criteria relating to its growth history, stability of earnings and dividend payment history.

The sectors that played strong roles in generating the semiannual period's strong return were: consumer staples, consumer cyclicals, capital goods and basic materials. Stocks from those groups that contributed to gains in the portfolio included Clorox, Albertsons, Philip Morris, Sherwin Williams, General Motors, Brown-Forman and Bemis Company.

                     Average Annual Returns as of 3/31/02

                                                         Return
                                                          Since
                                                        Inception
                                    6 mon   1 yr  3 yr  (6/8/98)
                                    ------ ------ ----- ---------
              A Shares At Net
               Asset Value......... 19.57% 17.65% 5.52%   2.16%
              A Shares With
               Maximum Sales Charge 12.64% 10.84% 3.45%   0.59%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

        SunAmerica International Equity Fund
        (formerly Style Select Series International Portfolio)
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.


Lead Portfolio Manager: Hans Danielsson

For the five months ended March 31, 2002, the SunAmerica International Equity Fund Class A returned 7.10%. The Fund's peer class averaged a return of 5.29% during the same time frame, according to Lipper International Funds Category.* (Returns do not reflect the impact of sales charges.)

How did you manage the portfolio over the past five-month period?

Hans Danielsson: Several critical changes were made to the Fund during the five-month period that we believe position it for long-term out-performance. The changes have been especially evident in recent months as the portfolio's performance has been particularly strong. On November 16th of 2001, our investment team at AIG Global Investment Corp. (AIGGIC) took over management of the Fund. Previously, the Fund was managed by three investment advisers, each creating a highly diversified portfolio. Ultimately, the portfolio held hundreds of stocks, an amount that made management of the Fund unwieldy. It now benefits from the management of a single, consolidated management team of colleagues in Europe, Japan and Asia. Although the portfolio now owns fewer stocks, we believe it is better positioned to perform under the prevailing market conditions. The companies we think will most likely benefit from the U.S.-led global recovery near at hand are companies producing industrial and consumer cyclical products as well as raw materials.

We have sold some of our Japanese and European holdings in order to buy Asian emerging markets equities to take advantage of profitable and efficient manufacturing capabilities that are developing rapidly in Thailand, Indonesia and Malaysia.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Hans Danielson: The performance of our portfolio is primarily driven by individual stock selection, but to the extent that they are useful, we also incorporate a few important top-down trends to help guide us in our equity selection process. Our investment in cyclicals at the beginning of the recovery cycle is a case in point. We believe that, with an improvement in the overall economic cycle, some areas of technology will benefit, especially those in which inventories have declined significantly in the past year. On this score, we have had good exposure to the semiconductor industry over the past semiannual period. Two stocks that we have bought for the portfolio in this sector are Infineon, a German stock and STMicroelectronics, a Swiss stock.
--------
* According to Lipper Inc., SunAmerica International Equity Fund (Class A) ranked 676 out of 777 International Funds for the 1 year ending 3/31/02. The Fund ranked 350 out of 300 International Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


We've also increased positions in the consumer cyclical area in Europe, mainly through media stocks, which comprise a large percentage of the European index. In the United Kingdom, one stock we have a large position in is British Sky Broadcasting, a satellite television company.

In Japan, one of our largest holdings in consumer cyclical stocks is Nissan Motors, which has contributed well to the portfolio's performance. A French management team recently restructured the company, bringing significantly greater productivity to the company. In addition, the company has a strong export base, as well as big production facilities and large profits generated abroad. So the continued weak yen should benefit the company and its stock.

Among emerging markets, Korea is very sensitive to global economic growth. When things go well for the entire global economic market, the Korean market -- and its export-dependent manufacturing industry -- tends to rebound as well. We recently added two companies new to our portfolio, L.G. Household & Healthcare, a Korean healthcare company and L.G. Investment and Securities, a Korean brokerage house.

What is your investment outlook for the remainder of 2002?

Hans Danielsson: We firmly believe that the U.S. economy will recover and will be quite strong. While we think that the European economies probably lag U.S. developments by a quarter or so, we have already seen more favorable economic data from Europe. This makes us more optimistic on corporate earnings and stock market performance. Japan, nonetheless, remains in a cyclical downturn; its economy is structurally impaired; and only company specific, special situations such as Nissan, are worthy of investment. We expect Japan to exit its recession sometime during the current year, provided the global economic outlook remains strong.

We see very strong profit growth in the emerging markets and we believe this trend will likely continue into next year and possibly beyond. These conditions are set against a backdrop of substantial undervaluation.

Because the emerging markets have been so strong since the beginning of this year, they may quiet down a bit over the next couple of months. We would use this as an opportunity to invest during a time of temporary weakness.

                     Average Annual Returns as of 3/31/02

                                                           Return
                                                           Since
                                                         Inception
                             5 mon  1 yr    3 yr   5 yr  (11/19/96)
                             ----- ------- ------ ------ ----------
             A Shares At Net
              Asset Value... 7.10% -13.27% -8.06% -3.67%   -3.39%
             A Shares With
              Maximum
              Sales Charge.. 0.97% -18.27% -9.85% -4.80%   -4.44%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

      SunAmerica Equity Funds
      STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------


                                                Balanced      Blue Chip      Growth           New        Growth and
                                                 Assets        Growth     Opportunities     Century        Income
                                                  Fund          Fund          Fund           Fund           Fund
                                              ------------  ------------  -------------  -------------  ------------
ASSETS:
Investments securities, at value*............ $385,527,619  $168,191,495  $ 209,820,168  $ 155,885,731  $376,790,666
Short-term securities*.......................   16,000,000            --             --             --            --
Repurchase agreements (cost equals market)...      200,000    15,240,000     33,503,000      4,156,000     3,721,000
Receivable foreign currency sold.............
Cash.........................................        5,738         5,957          1,461            818        33,212
Receivable for investments sold..............           --       986,620      7,933,096      3,110,108     5,585,365
Interest and dividends receivable............    1,455,477       103,598         46,265         35,759       481,286
Receivable for shares of beneficial interest
 sold........................................      224,827       187,519        408,843         36,617       171,217
Prepaid expenses.............................        3,412           343          1,283          2,306            --
Receivable from investment advisor...........          807        11,088         13,170          8,112        20,180
                                              ------------  ------------  -------------  -------------  ------------
 Total assets................................  403,417,880   184,726,620    251,727,286    163,235,451   386,802,926
                                              ------------  ------------  -------------  -------------  ------------

LIABILITIES:
Payable for investments purchased............   22,854,594     5,072,663     22,032,589      4,303,798     6,350,825
Payable for shares of beneficial interest
 redeemed....................................    1,258,876       417,661        715,094        310,653     1,335,054
Accrued expenses.............................      262,826       146,509        191,086        149,722       207,895
Investment advisory and management fees
 payable.....................................      243,666       115,072        144,543        100,249       242,825
Distribution and service maintenance fees
 payable.....................................      192,471        90,248        130,330         70,347       254,636
Dividends payable............................       65,054            --             --             --            --
Due to custodian.............................           --            --             --             --            --
                                              ------------  ------------  -------------  -------------  ------------
 Total liabilities...........................   24,877,487     5,842,153     23,213,642      4,934,769     8,391,235
                                              ------------  ------------  -------------  -------------  ------------
   Net assets................................ $378,540,393  $178,884,467  $ 228,513,644  $ 158,300,682  $378,411,691
                                              ============  ============  =============  =============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value $    275,011  $    117,415  $     133,544  $     110,358  $    319,415
Paid-in capital..............................  432,125,816   208,621,431    384,800,018    270,560,215   388,625,444
                                              ------------  ------------  -------------  -------------  ------------
                                               432,400,827   208,738,846    384,933,562    270,670,573   388,944,859
Accumulated undistributed net investment
 income gain (loss)..........................      153,195      (679,716)    (1,558,741)      (857,488)     (922,076)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency and
 other assets and liabilities................  (46,890,200)  (30,044,399)  (163,973,079)  (121,155,882)  (12,414,535)
Net unrealized appreciation (depreciation)
 on investments..............................   (7,123,429)      869,747      9,111,907      9,643,479     2,803,443
Net unrealized appreciation (depreciation)
 on foreign currency and other assets and
 liabilities.................................           --           (11)            (5)            --            --
                                              ------------  ------------  -------------  -------------  ------------
Net assets................................... $378,540,393  $178,884,467  $ 228,513,644  $ 158,300,682  $378,411,691
                                              ============  ============  =============  =============  ============
*Identified cost
Investment securities........................ $392,651,048  $167,321,748  $ 200,708,261  $ 146,242,252  $373,987,223
                                              ============  ============  =============  =============  ============
Short-term securities........................ $ 16,000,000  $         --  $          --  $          --  $         --
                                              ============  ============  =============  =============  ============

                                                "Dogs" of   International
                                               Wall Street     Equity
                                                  Fund          Fund
                                              ------------  -------------
ASSETS:
Investments securities, at value*............ $ 63,820,352  $115,276,587
Short-term securities*.......................           --            --
Repurchase agreements (cost equals market)...    1,346,000            --
Receivable foreign currency sold.............                         --
Cash.........................................       28,603       269,360
Receivable for investments sold..............           --     3,132,288
Interest and dividends receivable............       90,247       477,145
Receivable for shares of beneficial interest
 sold........................................      213,429     1,205,461
Prepaid expenses.............................        6,109        41,788
Receivable from investment advisor...........       25,129        30,579
                                              ------------  ------------
 Total assets................................   65,529,869   120,433,208
                                              ------------  ------------

LIABILITIES:
Payable for investments purchased............           --       704,399
Payable for shares of beneficial interest
 redeemed....................................      139,731       266,832
Accrued expenses.............................      118,222       251,667
Investment advisory and management fees
 payable.....................................       45,316       101,126
Distribution and service maintenance fees
 payable.....................................       48,047        68,866
Dividends payable............................           --            --
Due to custodian.............................           --       128,259
                                              ------------  ------------
 Total liabilities...........................      351,316     1,521,149
                                              ------------  ------------
   Net assets................................ $ 65,178,553  $118,912,059
                                              ============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par value $     53,488  $    129,557
Paid-in capital..............................   83,681,113   152,959,708
                                              ------------  ------------
                                                83,734,601   153,089,265
Accumulated undistributed net investment
 income gain (loss)..........................      123,190      (533,911)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency and
 other assets and liabilities................  (21,396,300)  (38,047,407)
Net unrealized appreciation (depreciation)
 on investments..............................    2,717,062     4,408,850
Net unrealized appreciation (depreciation)
 on foreign currency and other assets and
 liabilities.................................           --        (4,738)
                                              ------------  ------------
Net assets................................... $ 65,178,553  $118,912,059
                                              ============  ============
*Identified cost
Investment securities........................ $ 61,103,290  $110,867,737
                                              ============  ============
Short-term securities........................ $         --  $         --
                                              ============  ============

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                Balanced    Blue Chip     Growth         New       Growth and   "Dogs" of
                                                 Assets      Growth    Opportunities   Century       Income    Wall Street
                                                  Fund        Fund         Fund         Fund          Fund        Fund
                                              ------------ ----------- ------------- ------------ ------------ -----------
Class A (unlimited shares authorized):
Net assets................................... $235,273,090 $93,093,226 $103,660,202  $109,154,113 $113,674,894 $13,213,686
Shares of beneficial interest
 issued and outstanding......................   17,075,165   5,909,406    5,785,741     7,395,257    9,333,535   1,080,397
Net asset value and redemption price
 per share................................... $      13.78 $     15.75 $      17.92  $      14.76 $      12.18 $     12.23
Maximum sales charge (5.75% of
 offering price).............................         0.84        0.96         1.09          0.90         0.74        0.75
                                              ------------ ----------- ------------  ------------ ------------ -----------
Maximum offering price to public............. $      14.62 $     16.71 $      19.01  $      15.66 $      12.92 $     12.98
                                              ============ =========== ============  ============ ============ ===========
Class B (unlimited shares authorized):
Net assets................................... $ 95,085,443 $53,478,794 $ 73,964,124  $ 39,789,825 $145,658,025 $25,330,068
Shares of beneficial interest
 issued and outstanding......................    6,922,965   3,698,736    4,510,137     2,980,469   12,453,518   2,080,497
Net asset value and offering price per share. $      13.73 $     14.46 $      16.40  $      13.35 $      11.70 $     12.18
                                              ============ =========== ============  ============ ============ ===========
Class II (unlimited shares authorized):
Net assets................................... $ 43,177,930 $14,432,423 $ 41,785,990  $  4,261,517 $106,691,551 $26,634,799
Shares of beneficial interest
 issued and outstanding......................    3,139,945     999,297    2,550,696       320,036    9,137,811   2,187,898
Net asset value per share.................... $      13.75 $     14.44 $      16.38  $      13.32 $      11.68 $     12.17
Maximum sales charge (1.00% of
 offering price).............................         0.14        0.15         0.17          0.13         0.12        0.12
                                              ------------ ----------- ------------  ------------ ------------ -----------
Maximum offering price to public............. $      13.89 $     14.59 $      16.55  $      13.45 $      11.80 $     12.29
                                              ============ =========== ============  ============ ============ ===========
Class I (unlimited shares authorized):
Net assets................................... $  5,003,930 $17,880,024 $  8,992,509  $  3,539,548 $ 12,003,078 $        --
Shares of beneficial interest
 issued and outstanding......................      363,067   1,134,096      501,672       239,381      985,833          --
Net asset value, offering and redemption
 price per share............................. $      13.78 $     15.77 $      17.93  $      14.79 $      12.18          --
                                              ============ =========== ============  ============ ============ ===========
Class Z (unlimited shares authorized):
Net assets...................................           --          --           --  $  1,555,679 $    384,143          --
Shares of beneficial interest
 issued and outstanding......................           --          --           --       100,637       30,799          --
Net asset value, offering and redemption
 price per share.............................           --          --           --  $      15.46 $      12.47          --
                                              ============ =========== ============  ============ ============ ===========
Class X (unlimited shares authorized):
Net assets...................................           --          -- $    110,819            --           --          --
Shares of beneficial interest
 issued and outstanding......................           --          --        6,178            --           --          --
Net asset value, offering and redemption
 price per share.............................           --          -- $      17.94            --           --          --
                                              ============ =========== ============  ============ ============ ===========

                                              International
                                                 Equity
                                                  Fund
                                              -------------
Class A (unlimited shares authorized):
Net assets...................................  $37,119,501
Shares of beneficial interest
 issued and outstanding......................    3,968,610
Net asset value and redemption price
 per share...................................  $      9.35
Maximum sales charge (5.75% of
 offering price).............................         0.57
                                               -----------
Maximum offering price to public.............  $      9.92
                                               ===========
Class B (unlimited shares authorized):
Net assets...................................  $39,791,740
Shares of beneficial interest
 issued and outstanding......................    4,411,153
Net asset value and offering price per share.  $      9.02
                                               ===========
Class II (unlimited shares authorized):
Net assets...................................  $23,141,444
Shares of beneficial interest
 issued and outstanding......................    2,565,711
Net asset value per share....................  $      9.02
Maximum sales charge (1.00% of
 offering price).............................         0.09
                                               -----------
Maximum offering price to public.............  $      9.11
                                               ===========
Class I (unlimited shares authorized):
Net assets...................................  $18,859,374
Shares of beneficial interest
 issued and outstanding......................    2,010,227
Net asset value, offering and redemption
 price per share.............................  $      9.38
                                               ===========
Class Z (unlimited shares authorized):
Net assets...................................           --
Shares of beneficial interest
 issued and outstanding......................           --
Net asset value, offering and redemption
 price per share.............................           --
                                               ===========
Class X (unlimited shares authorized):
Net assets...................................           --
Shares of beneficial interest
 issued and outstanding......................           --
Net asset value, offering and redemption
 price per share.............................           --
                                               ===========

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF OPERATIONS -- For the six months ended March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                            Balanced      Blue Chip      Growth          New
                                             Assets        Growth     Opportunities    Century
                                              Fund          Fund          Fund          Fund
                                          ------------  ------------  ------------- ------------
INVESTMENT INCOME:
Income:
 Interest................................ $  4,419,948  $    154,493  $    184,261  $    206,798
 Dividends*..............................    1,104,722       632,300       289,546       278,019
                                          ------------  ------------  ------------  ------------
   Total investment income...............    5,524,670       786,793       473,807       484,817
                                          ------------  ------------  ------------  ------------
Expenses:
Investment advisory and management fees..    1,439,320       631,687       840,654       597,011
Distribution and service maintenance
 fees--Class A...........................      422,046       163,030       183,592       190,132
Distribution and service maintenance
 fees--Class B...........................      507,457       253,943       359,257       206,605
Distribution and service maintenance
 fees--Class II+.........................      200,009        63,939       204,424        23,302
Services fees--Class I...................        4,551        14,642         8,152         3,705
Transfer agent fees and expenses--Class
 A.......................................      303,597       129,343       148,137       125,352
Transfer agent fees and expenses--Class
 B.......................................      127,527        71,074       105,741        59,607
Transfer agent fees and expenses--Class
 II+.....................................       50,170        16,154        61,788         8,057
Transfer agent fees and expenses--Class
 I.......................................        5,250        16,402         9,782         4,931
Transfer agent fees and expenses--Class
 X.......................................           --            --            11            --
Transfer agent fees and expenses--Class
 Z+......................................           --            --            --        11,270
Custodian fees and expenses..............       71,831        29,534        36,664        28,801
Registration fees--Class A...............       13,875        10,037         5,246        12,118
Registration fees--Class B...............        6,933         5,704         7,185         5,056
Registration fees--Class II+.............        4,837         7,447        12,265         3,041
Registration fees--Class I...............        3,001         3,720         3,913         4,432
Registration fees--Class Z+..............           --            --            --         2,455
Printing expense.........................       29,960         9,030        10,010         8,820
Trustees' fees and expenses..............       11,420         4,638         6,236         4,934
Legal expense............................        1,365         1,120         1,673         1,050
Audit and tax consulting fees............       14,350        14,350        14,560        14,351
Insurance expense........................        1,252           496           571           778
Interest expense.........................          122            43            61            51
Amortization of organizational expenses..           --            --            --            --
Miscellaneous expenses...................        4,544         2,452         2,542         2,608
                                          ------------  ------------  ------------  ------------
   Total expenses........................    3,223,417     1,448,785     2,022,464     1,318,467
   Less: expenses reimbursed by
    investment adviser...................       (5,003)       (5,337)       (4,947)      (22,393)
   Less: custody credits earned on cash
    balances.............................       (4,157)          (39)         (441)         (129)
                                          ------------  ------------  ------------  ------------
   Net expenses..........................    3,214,257     1,443,409     2,017,076     1,295,945
                                          ------------  ------------  ------------  ------------
Net investment income (loss).............    2,310,413      (656,616)   (1,543,269)     (811,128)
                                          ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments..  (22,733,446)  (18,150,550)  (21,729,829)  (25,959,159)
Net realized gain (loss) on futures and
 options contracts.......................           --            --            --            --
Net realized foreign exchange gain
 (loss) and other assets and liabilities.           --            --        (1,017)           --
Net change in unrealized
 appreciation/(depreciation) on
 investments.............................   35,947,295    29,080,677    51,198,070    43,381,619
Net change in unrealized
 appreciation/(depreciation) on foreign
 currency and other assets and
 liabilities.............................           --           (11)           (5)           --
                                          ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 other assets and liabilities............   13,213,849    10,930,116    29,467,219    17,422,460
                                          ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............... $ 15,524,262  $ 10,273,500  $ 27,923,950  $ 16,611,332
                                          ============  ============  ============  ============
*Net of foreign withholding taxes on
 dividends of............................ $      1,105  $        760  $         --  $      3,613
                                          ============  ============  ============  ============

+ Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF OPERATIONS -- For the six months ended March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


                                                                   International Equity Fund
                                                             ------------------------------------
                                     Growth and   "Dogs" of  For the five months   For the year
                                       Income    Wall Street   ended March 31,   ended October 31,
                                        Fund        Fund           2002 **            2001 **
                                     ----------- ----------- ------------------- -----------------
INVESTMENT INCOME:
Income:
 Interest........................... $    73,697 $   10,071     $     15,535       $    180,076
 Dividends*.........................   2,270,955    805,163          555,565          1,245,182
                                     ----------- ----------     ------------       ------------
   Total investment income..........   2,344,652    815,234          571,100          1,425,258
                                     ----------- ----------     ------------       ------------
Expenses:
Investment advisory and management
 fees...............................   1,297,460    101,675          477,427          1,007,157
Distribution and service
 maintenance fees--Class A..........     187,081     17,140           53,394            125,468
Distribution and service
 maintenance fees--Class B..........     703,848    119,976          163,289            382,436
Distribution and service
 maintenance fees--Class II+........     460,049    121,552           95,466            174,195
Services fees--Class I..............      10,521         --           15,685                 --
Transfer agent fees and
 expenses--Class A..................     142,486     13,607           45,057             95,375
Transfer agent fees and
 expenses--Class B..................     179,797     32,101           49,098            110,455
Transfer agent fees and
 expenses--Class II+................     120,789     32,409           28,499             50,679
Transfer agent fees and
 expenses--Class I..................      12,073         --           18,170                 --
Transfer agent fees and
 expenses--Class X..................          --         --               --                 --
Transfer agent fees and
 expenses--Class Z+.................      11,060         --               --              3,630
Custodian fees and expenses.........      51,889     36,566          103,743            217,918
Registration fees--Class A..........       9,726      3,690            1,526                 --
Registration fees--Class B..........       9,308      4,799            1,346                 --
Registration fees--Class II+........      15,046      4,965            5,132             13,311
Registration fees--Class I..........       3,038         --            3,764                 --
Registration fees--Class Z+.........         891         --               --                600
Printing expense....................      14,910         --           14,990             32,425
Trustees' fees and expenses.........       8,317      1,491            2,447              5,145
Legal expense.......................       1,085      1,911            1,930              3,255
Audit and tax consulting fees.......      14,350     14,350           12,640             27,368
Insurance expense...................         745        184              234                564
Interest expense....................       3,085        133              461             24,185
Amortization of organizational
 expenses...........................          --      1,920              379              8,979
Miscellaneous expenses..............       3,522      1,297            1,070                622
                                     ----------- ----------     ------------       ------------
   Total expenses...................   3,261,076    509,766        1,095,747          2,283,767
   Less: expenses reimbursed by         (15,273)
    investment adviser..............                (76,736)         (21,918)           (61,640)
   Less: custody credits earned on          (77)
    cash balances...................                    (63)          (6,824)            (1,930)
                                     ----------- ----------     ------------       ------------
   Net expenses.....................   3,245,726    432,967        1,067,005          2,220,197
                                     ----------- ----------     ------------       ------------
Net investment income (loss)........   (901,074)    382,267         (495,905)          (794,939)
                                     ----------- ----------     ------------       ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on            4,418,293
 investments........................              1,745,587      (10,705,161)       (24,076,533)
Net realized gain (loss) on                   --
 futures and options contracts......                     --               --         (1,945,215)
Net realized foreign exchange gain            --
 (loss) and other assets and
 liabilities........................                     --         (122,365)          (222,800)
Net change in unrealized              13,040,899
 appreciation (depreciation) on
 investments........................              7,785,712       16,107,087         (4,259,325)
Net change in unrealized
 appreciation (depreciation) on
 foreign currency and other assets
 and liabilities....................          --         --          (29,770)            28,406
                                     ----------- ----------     ------------       ------------
Net realized and unrealized gain
 (loss) on investments, foreign
 currency and other assets and
 liabilities........................  17,459,192  9,531,299        5,249,791        (30,475,467)
                                     ----------- ----------     ------------       ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $16,558,118 $9,913,566     $  4,753,886       $(31,270,406)
                                     =========== ==========     ============       ============
*Net of foreign withholding taxes    $    14,222
 on dividends of....................             $       --     $     58,040       $    165,130
                                     =========== ==========     ============       ============

** See note 2
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Balanced Assets Fund        Blue Chip Growth Fund
                                                        ---------------------------  ---------------------------
                                                        For the six                  For the six
                                                        months ended  For the year   months ended  For the year
                                                         March 31,        ended       March 31,        ended
                                                            2002      September 30,      2002      September 30,
                                                        (unaudited)       2001       (unaudited)       2001
                                                        ------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)......................... $  2,310,413  $   4,788,120  $   (656,616) $    (699,919)
  Net realized gain (loss) on investments..............  (22,733,446)   (16,956,174)  (18,150,550)    (9,963,834)
  Net realized gain (loss) on futures and options
   contracts...........................................           --             --            --             --
  Net realized foreign exchange gain (loss) and other
   assets and liabilities..............................           --             --            --             --
  Net change in unrealized appreciation/ depreciation
   on investments......................................   35,947,295   (135,643,876)   29,080,677    (85,568,333)
  Net change in unrealized appreciation/depreciation
   on foreign currency and other assets and
   liabilities.........................................           --             --           (11)            --
                                                        ------------  -------------  ------------  -------------
  Net increase (decrease) in net assets resulting from
   operations..........................................   15,524,262   (147,811,930)   10,273,500    (96,232,086)
                                                        ------------  -------------  ------------  -------------

Dividends and distributions to shareholders from:
  Net investment income (Class A)......................   (1,709,033)    (3,602,301)           --             --
  Net investment income (Class B)......................     (413,154)    (1,036,310)           --             --
  Net investment income (Class II)++...................     (183,669)      (224,427)           --             --
  Net investment income (Class I)......................      (36,991)            --            --             --
  From net realized gains on investments (Class A).....           --    (26,711,691)           --    (17,724,426)
  From net realized gains on investments (Class B).....           --    (14,472,671)           --     (8,607,508)
  From net realized gains on investments (Class II)++..           --     (2,636,081)           --     (1,368,272)
  From net realized gains on investments (Class Z)++...           --             --            --             --
  Distribution in excess of capital gains (Class A)....           --     (4,190,473)           --       (147,037)
  Distribution in excess of capital gains (Class B)....           --     (2,270,441)           --        (71,406)
  Distribution in excess of capital gains (Class II)++.           --       (413,543)           --        (11,351)
  Distribution in excess of capital gains (Class Z)++..           --             --            --             --
                                                        ------------  -------------  ------------  -------------
  Total dividends and distributions to shareholders....   (2,342,847)   (55,557,938)           --    (27,930,000)
                                                        ------------  -------------  ------------  -------------
Net increase in net assets resulting from capital
 share transactions (Note 7)...........................   15,827,009     28,862,265    45,311,685     18,147,874
                                                        ------------  -------------  ------------  -------------
Total increase (decrease) in net assets................   29,009,424   (174,507,603)   55,585,185   (106,014,212)

NET ASSETS:
  Beginning of period..................................  349,531,969    524,039,572   123,299,282    229,313,494
                                                        ------------  -------------  ------------  -------------
  End of period +...................................... $378,540,393  $ 349,531,969  $178,884,467  $ 123,299,282
                                                        ============  =============  ============  =============
 + Includes accumulated undistributed net
   investment income (loss)............................ $    153,195  $     185,629  $   (679,716) $     (23,100)
                                                        ============  =============  ============  =============

                                                         Growth Opportunities Fund
                                                        ---------------------------
                                                        For the six
                                                        months ended  For the year
                                                         March 31,        ended
                                                            2002      September 30,
                                                        (unaudited)       2001
                                                        ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)......................... $ (1,543,269) $  (2,537,800)
  Net realized gain (loss) on investments..............  (21,729,829)  (139,577,012)
  Net realized gain (loss) on futures and options
   contracts...........................................           --             --
  Net realized foreign exchange gain (loss) and other
   assets and liabilities..............................       (1,017)            --
  Net change in unrealized appreciation/ depreciation
   on investments......................................   51,198,070   (110,444,192)
  Net change in unrealized appreciation/depreciation
   on foreign currency and other assets and
   liabilities.........................................           (5)            --
                                                        ------------  -------------
  Net increase (decrease) in net assets resulting from
   operations..........................................   27,923,950   (252,559,004)
                                                        ------------  -------------

Dividends and distributions to shareholders from:
  Net investment income (Class A)......................           --             --
  Net investment income (Class B)......................           --             --
  Net investment income (Class II)++...................           --             --
  Net investment income (Class I)......................           --             --
  From net realized gains on investments (Class A).....           --    (13,972,662)
  From net realized gains on investments (Class B).....           --     (8,859,924)
  From net realized gains on investments (Class II)++..           --     (5,491,232)
  From net realized gains on investments (Class Z)++...           --             --
  Distribution in excess of capital gains (Class A)....           --     (1,364,608)
  Distribution in excess of capital gains (Class B)....           --       (865,285)
  Distribution in excess of capital gains (Class II)++.           --       (536,289)
  Distribution in excess of capital gains (Class Z)++..           --             --
                                                        ------------  -------------
  Total dividends and distributions to shareholders....           --    (31,090,000)
                                                        ------------  -------------
Net increase in net assets resulting from capital
 share transactions (Note 7)...........................   24,158,039     80,143,736
                                                        ------------  -------------
Total increase (decrease) in net assets................   52,081,989   (203,505,268)

NET ASSETS:
  Beginning of period..................................  176,431,655    379,936,923
                                                        ------------  -------------
  End of period +...................................... $228,513,644  $ 176,431,655
                                                        ============  =============
 + Includes accumulated undistributed net
   investment income (loss)............................ $ (1,558,741) $     (15,472)
                                                        ============  =============

++ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                              New Century Fund          Growth and Income Fund    "Dogs" of Wall Street Fund
                                        ---------------------------  ---------------------------  -------------------------
                                        For the six                  For the six                  For the six
                                        months ended  For the year   months ended  For the year   months ended For the year
                                         March 31,        ended       March 31,        ended       March 31,       ended
                                            2002      September 30,      2002      September 30,      2002     September 30,
                                        (unaudited)       2001       (unaudited)       2001       (unaudited)      2001
                                        ------------  -------------  ------------  -------------  ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss).......... $   (811,128) $  (1,052,502) $   (901,074) $  (1,763,962) $   382,267   $   851,029
 Net realized gain (loss) on
   investments.........................  (25,959,159)   (78,984,099)    4,418,293    (16,579,765)   1,745,587    (3,581,815)
 Net realized gain (loss) on futures
   and options contracts...............           --    (11,894,149)           --             --           --            --
 Net realized foreign exchange gain
   (loss) and other assets and
   liabilities.........................           --             --            --             --           --            --
 Net change in unrealized
   appreciation/depreciation on
   investments.........................   43,381,619   (108,651,946)   13,090,899   (122,717,550)   7,785,712     7,371,012
 Net change in
   unrealized appreciation/depreciation
   on foreign currency and other
   assets and liabilities..............           --             --            --             --           --            --
                                        ------------  -------------  ------------  -------------  -----------   -----------
 Net increase (decrease) in net
   assets resulting from operations....   16,611,332   (200,582,696)   16,558,118   (141,061,277)   9,913,566     4,640,226
                                        ------------  -------------  ------------  -------------  -----------   -----------
Dividends and distributions to
 shareholders from:
 Net investment income (Class A).......           --             --            --             --     (159,210)     (181,922)
 Net investment income (Class B).......           --             --            --             --     (279,654)     (332,785)
 Net investment income (Class II)++....           --             --            --             --     (281,153)     (360,295)
 From net realized gains on
   investments (Class A)...............           --    (50,069,103)           --     (9,349,512)          --            --
 From net realized gains on
   investments (Class B)...............           --    (24,668,537)           --    (13,318,332)          --            --
 From net realized gains on
   investments (Class II)++............           --     (2,336,896)           --     (3,171,560)          --            --
 From net realized gains on
   investments (Class Z)++.............           --       (667,043)           --        (37,533)          --            --
 Distribution in excess of capital
   gains (Class A).....................           --     (2,794,140)           --        (91,433)          --            --
 Distribution in excess of capital
   gains (Class B).....................           --     (1,376,644)           --       (130,247)          --            --
 Distribution in excess of capital
   gains (Class II)++..................           --       (130,412)           --        (31,016)          --            --
 Distribution in excess of capital
   gains (Class Z)++...................           --        (37,225)           --           (367)          --            --
                                        ------------  -------------  ------------  -------------  -----------   -----------
Total dividends and distributions
 to shareholders.......................           --    (82,080,000)           --    (26,130,000)    (720,017)     (875,002)
                                        ------------  -------------  ------------  -------------  -----------   -----------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 7).................   (5,528,162)    40,308,998   158,454,080     26,434,196    4,535,748    (6,379,469)
                                        ------------  -------------  ------------  -------------  -----------   -----------
Total increase (decrease) in net
 assets................................   11,083,170   (242,353,698)  175,012,198   (140,757,081)  13,729,297    (2,614,245)

NET ASSETS:
Beginning of period....................  147,217,512    389,571,210   203,399,493    344,156,574   51,449,256    54,063,501
                                        ------------  -------------  ------------  -------------  -----------   -----------
End of period+......................... $158,300,682  $ 147,217,512  $378,411,691  $ 203,399,493  $65,178,553   $51,449,256
                                        ============  =============  ============  =============  ===========   ===========
+ Includes accumulated undistributed
  net investment income (loss)......... $   (857,488) $     (46,360) $   (922,076) $     (21,002) $   123,190   $   460,940
                                        ============  =============  ============  =============  ===========   ===========

++ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Equity Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                                International Equity Fund
                                        ----------------------------------------
                                        For the five
                                        months ended   For the year  For the year
                                         March 31,        ended         ended
                                            2002       October 31,   October 31,
                                        (unaudited)        2001          2000
                                        ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss).......... $   (495,905)  $   (794,939) $ (1,267,811)
 Net realized gain (loss) on
   investments.........................  (10,705,161)   (24,076,533)    9,699,199
 Net realized gain (loss) on futures
   and options contracts...............           --     (1,945,215)     (522,239)
 Net realized gain (loss) on foreign
   currency and other assets and
   liabilities.........................     (122,365)      (222,800)      155,590
 Net change in unrealized
   appreciation/depreciation on
   investments.........................   16,107,087     (4,259,325)   (9,331,301)
 Net change in
   unrealized appreciation/depreciation
   on foreign currency and other
   assets and liabilities..............      (29,770)        28,406       (11,014)
                                        ------------   ------------  ------------
 Net increase (decrease) in net
   assets resulting from operations....    4,753,886    (31,270,406)   (1,277,576)
                                        ------------   ------------  ------------
Dividends and distributions to
 shareholders from:
 Net realized gains on investments
   (Class A)...........................           --     (2,717,876)           --
 Net realized gains on investments
   (Class B)...........................           --     (3,778,769)           --
 Net realized gains on investments
   (Class II)++........................           --     (1,557,334)           --
 Net realized gains on investments
   (Class Z)++.........................           --        (26,021)           --
                                        ------------   ------------  ------------
 Total dividends and distributions to
   shareholders........................           --     (8,080,000)           --
                                        ------------   ------------  ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 7).................   50,054,239    (15,232,332)   31,558,724
                                        ------------   ------------  ------------
Total increase (decrease) in net          54,808,125
 assets................................                 (54,582,738)   30,281,148

NET ASSETS:
 Beginning of period...................   64,103,934    118,686,672    88,405,524
                                        ------------   ------------  ------------
 End of period+........................ $118,912,059   $ 64,103,934  $118,686,672
                                        ============   ============  ============
 + Includes accumulated undistributed
   net investment income (loss)........ $   (533,911)  $    (38,006) $   (195,694)
                                        ============   ============  ============

++ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   BALANCED ASSETS FUND
                                                                   --------------------
                                       Net
                                   gain (loss)
                                   on invest-    Total    Dividends Distri-
               Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
                Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
    Period     beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
    Ended      of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
-------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                         Class A
                                                                         -------
9/30/97.......  $16.81     $0.31     $ 3.43      $ 3.74    $(0.31)  $(1.75) $(2.06)  $18.49     24.81%   $169,201     1.50%
9/30/98.......   18.49      0.29       1.29        1.58     (0.30)   (1.74)  (2.04)   18.03      9.32     189,668     1.46
9/30/99.......   18.03      0.25       3.57        3.82     (0.26)   (1.47)  (1.73)   20.12     22.11     256,467     1.45
9/30/00.......   20.12      0.21       2.83        3.04     (0.22)   (1.98)  (2.20)   20.96     15.69     319,598     1.44
9/30/01.......   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24    (28.35)    229,609     1.44
3/31/02(6)....   13.24      0.10       0.54        0.64     (0.10)      --   (0.10)   13.78      4.82     235,273     1.43(4)
                                                                         Class B
                                                                         -------
9/30/97.......  $16.80     $0.21     $ 3.43      $ 3.64    $(0.21)  $(1.75) $(1.96)  $18.48     24.09%   $173,435     2.11%
9/30/98.......   18.48      0.18       1.28        1.46     (0.19)   (1.74)  (1.93)   18.01      8.62     165,926     2.08
9/30/99.......   18.01      0.13       3.57        3.70     (0.15)   (1.47)  (1.62)   20.09     21.38     177,577     2.06
9/30/00.......   20.09      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.92     14.98     174,936     2.06
9/30/01.......   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20    (28.80)     95,473     2.08
3/31/02(6)....   13.20      0.05       0.54        0.59     (0.06)      --   (0.06)   13.73      4.52      95,085     2.08(4)
                                                                         Class II
                                                                         --------
2/02/99-
  9/30/99(3)..  $20.00     $0.08     $ 0.11      $ 0.19    $(0.08)  $   --  $(0.08)  $20.11      0.95%   $  8,851     2.05%(4)(5)
9/30/00.......   20.11      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.94     14.95      29,506     2.05(5)
9/30/01.......   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21    (28.83)     24,450     2.05(5)
3/31/02(6)....   13.21      0.05       0.55        0.60     (0.06)      --   (0.06)   13.75      4.52      43,178     2.08(4)(5)
                                                                         Class I
                                                                         -------
11/16/01-
 3/31/02(3)(6)  $14.29     $0.09     $(0.50)     $(0.41)   $(0.10)  $   --  $(0.10)  $13.78     (2.47)%  $  5,004     1.33%(4)(5)




               Ratio of net
                investment
                  income
    Period      to average     Portfolio
    Ended       net assets     turnover
-------------- ------------    ---------


9/30/97.......     1.86%          149%
9/30/98.......     1.59            80
9/30/99.......     1.26           123
9/30/00.......     1.01           259
9/30/01.......     1.32           362
3/31/02(6)....     1.44(4)        162


9/30/97.......     1.26%          149%
9/30/98.......     0.97            80
9/30/99.......     0.64           123
9/30/00.......     0.40           259
9/30/01.......     0.68           362
3/31/02(6)....     0.78(4)        162


2/02/99-
  9/30/99(3)..     0.71%(4)(5)    123%
9/30/00.......     0.38(5)        259
9/30/01.......     0.71(5)        362
3/31/02(6)....     0.77(4)(5)     162


11/16/01-
 3/31/02(3)(6)     1.49%(4)(5)    162

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 3/31/02(4)
                                         ---------- ------- ------- ----------
Balanced Assets Class II................    1.41%    0.07%   0.06%     0.01%
Balanced Assets Class I.................      --       --      --      0.18


(6)Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                  BLUE CHIP GROWTH FUND
                                                                  ---------------------
                                       Net
                                   gain (loss)
                                   on invest-    Total    Dividends Distri-
               Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
                Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
    Period     beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
    Ended      of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
-------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                         Class A
                                                                         -------
9/30/97.......  $17.62    $(0.02)    $  5.05    $  5.03     $ --    $(2.43) $(2.43)  $20.22     32.96%   $ 67,812     1.54%
9/30/98.......   20.22     (0.04)       0.91       0.87       --     (2.48)  (2.48)   18.61      5.09      72,536     1.52
9/30/99.......   18.61     (0.05)       6.53       6.48       --     (1.47)  (1.47)   23.62     36.29     103,841     1.49
9/30/00.......   23.62     (0.14)       8.00       7.86       --     (2.46)  (2.46)   29.02     34.66     152,788     1.43
9/30/01.......   29.02     (0.03)     (11.13)    (11.16)      --     (3.51)  (3.51)   14.35    (42.23)     82,523     1.45
3/31/02(6)....   14.35     (0.04)       1.44       1.40       --        --      --    15.75      9.76      93,093     1.47
                                                                         Class B
                                                                         -------
9/30/97.......  $17.27    $(0.13)    $  4.90    $  4.77     $ --    $(2.43) $(2.43)  $19.61     32.02%   $ 37,633     2.22%
9/30/98.......   19.61     (0.16)       0.87       0.71       --     (2.48)  (2.48)   17.84      4.36      36,106     2.17
9/30/99.......   17.84     (0.19)       6.25       6.06       --     (1.47)  (1.47)   22.43     35.45      49,015     2.15
9/30/00.......   22.43     (0.31)       7.58       7.27       --     (2.46)  (2.46)   27.24     33.80      67,586     2.09
9/30/01.......   27.24     (0.16)     (10.35)    (10.51)      --     (3.51)  (3.51)   13.22    (42.66)     34,649     2.19
3/31/02(6)....   13.22     (0.08)       1.32       1.24       --        --      --    14.46      9.38      53,479     2.12(4)
                                                                         Class II
                                                                         --------
2/02/99-
 9/30/99(3)...  $21.79    $(0.13)    $  0.77    $  0.64     $ --    $   --  $   --   $22.43      2.94%   $    785     2.17%(4)(5)
9/30/00.......   22.43     (0.31)       7.53       7.22       --     (2.46)  (2.46)   27.19     33.57       8,939     2.17(5)
9/30/01.......   27.19     (0.15)     (10.32)    (10.47)      --     (3.51)  (3.51)   13.21    (42.58)      6,127     2.11(5)
3/31/02(6)....   13.21     (0.09)       1.32       1.23       --        --      --    14.44      9.31      14,432     2.18(4)(5)
                                                                         Class I
                                                                         -------
11/16/01-
 3/31/02(3)(6)  $16.29    $(0.03)    $ (0.49)   $ (0.52)    $ --    $   --  $   --   $15.77     (3.31)%  $ 17,880     1.33%(4)(5)




               Ratio of net
                investment
                  income
    Period      to average      Portfolio
    Ended       net assets      turnover
-------------- ------------     ---------


9/30/97.......    (0.11)%          211%
9/30/98.......    (0.20)            90
9/30/99.......    (0.22)            71
9/30/00.......    (0.49)            75
9/30/01.......    (0.15)           136
3/31/02(6)....    (0.53)(4)         68


9/30/97.......    (0.77)%          211%
9/30/98.......    (0.86)            90
9/30/99.......    (0.89)            71
9/30/00.......    (1.16)            75
9/30/01.......    (0.89)           136
3/31/02(6)....    (1.20)(4)         68


2/02/99-
 9/30/99(3)...    (0.95)%(4)(5)     71%
9/30/00.......    (1.17)(5)         75
9/30/01.......    (0.81)(5)        136
3/31/02(6)....    (1.27)(4)(5)      68


11/16/01-
 3/31/02(3)(6)    (0.45)%(4)(5)     68%

--------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 3/31/02(4)
                                         ---------- ------- ------- ----------
Blue Chip Growth Class II...............    8.74%    0.17%   0.03%     0.01%
Blue Chip Growth Class I................      --       --      --      0.08

(6)Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                GROWTH OPPORTUNITIES FUND
                                                                -------------------------
                                       Net
                                   gain (loss)
                                   on invest-    Total    Dividends Distri-
               Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
                Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
    Period     beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
    Ended      of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
-------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                         Class A
                                                                         -------
9/30/97.......  $17.78    $(0.15)    $  3.83    $  3.68     $ --    $(0.80) $(0.80)  $20.66     21.54%  $  46,051     1.64%
9/30/98.......   20.66     (0.13)      (0.78)     (0.91)      --     (3.53)  (3.53)   16.22     (4.20)     38,437     1.62
9/30/99.......   16.22     (0.19)       8.26       8.07       --     (1.17)  (1.17)   23.12     52.42      57,880     1.57
9/30/00.......   23.12     (0.17)      21.77      21.60       --     (3.93)  (3.93)   40.79    102.04     206,531     1.43
9/30/01.......   40.79     (0.14)     (22.33)    (22.47)      --     (2.90)  (2.90)   15.42    (58.23)     89,935     1.49
3/31/02(6)....   15.42     (0.09)       2.59       2.50       --        --      --    17.92     16.21     103,660     1.46(4)
                                                                         Class B
                                                                         -------
9/30/97.......  $17.41    $(0.28)    $  3.73    $  3.45     $ --    $(0.80) $(0.80)  $20.06     20.65%  $  13,779     2.35%
9/30/98.......   20.06     (0.25)      (0.76)     (1.01)      --     (3.53)  (3.53)   15.52     (4.93)     10,027     2.33
9/30/99.......   15.52     (0.32)       7.85       7.53       --     (1.17)  (1.17)   21.88     51.24      16,529     2.32
9/30/00.......   21.88     (0.37)      20.42      20.05       --     (3.93)  (3.93)   38.00    100.58     108,083     2.10
9/30/01.......   38.00     (0.28)     (20.66)    (20.94)      --     (2.90)  (2.90)   14.16    (58.50)     54,902     2.17
3/31/02(6)....   14.16     (0.14)       2.38       2.24       --        --      --    16.40     15.82      73,964     2.13(4)
                                                                         Class II
                                                                         --------
2/02/99-
 9/30/99(3)...  $19.86    $(0.21)    $  2.23    $  2.02     $ --    $   --  $   --   $21.88     10.17%  $   1,089     2.35%(4)(5)
9/30/00.......   21.88     (0.33)      20.35      20.02       --     (3.93)  (3.93)   37.97    100.44      65,322     2.09(5)
9/30/01.......   37.97     (0.28)     (20.64)    (20.92)      --     (2.90)  (2.90)   14.15    (58.50)     31,594     2.16(5)
3/31/02(6)....   14.15     (0.14)       2.37       2.23       --        --      --    16.38     15.83      41,786     2.18(4)(5)
                                                                         Class I
                                                                         -------
11/16/01-
 3/31/02(3)...  $17.63    $(0.07)    $  0.37    $  0.30     $ --    $   --  $   --   $17.93     (2.98)% $   8,993     1.33%(4)(5)
                                                                         Class X
                                                                         -------
3/19/02-
 3/31/02(3)(6)  $18.19    $(0.02)    $ (0.23)   $ (0.25)    $ --    $   --  $   --   $17.94     (1.43)% $     111     1.11%(4)




               Ratio of net
                investment
                  income
    Period      to average      Portfolio
    Ended       net assets      turnover
-------------- ------------     ---------


9/30/97.......    (0.84)%          332%
9/30/98.......    (0.75)           377
9/30/99.......    (0.93)           220
9/30/00.......    (0.49)           139
9/30/01.......    (0.57)           207
3/31/02(6)....    (1.03)(4)        221


9/30/97.......    (1.56)%          332%
9/30/98.......    (1.45)           377
9/30/99.......    (1.67)           220
9/30/00.......    (1.11)           139
9/30/01.......    (1.25)           207
3/31/02(6)....    (1.71)(4)        221


2/02/99-
 9/30/99(3)...    (1.74)%(4)(5)    220%
9/30/00.......    (0.99)(5)        139
9/30/01.......    (1.24)(5)        207
3/31/02(6)....    (1.75)(4)(5)     221


11/16/01-
 3/31/02(3)...        0%(4)(5)     221%


3/19/02-
 3/31/02(3)(6)    (0.51)%(4)       221%

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 3/31/02(4)
                                         ---------- ------- ------- ----------
Growth Opportunities Class II...........    9.94%    0.01%    --%        --%
Growth Opportunities Class I............      --       --     --       0.15

(6) Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                           NEW CENTURY FUND
                                                                           ----------------
                                             Net
                                         gain (loss)
                                         on invest-    Total    Dividends Distri-
                     Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
                      Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
      Period         beginning   ment        and        ment      ment    capital distri-  end of     Total     period
       Ended         of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
-------------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                               Class A
                                                                               -------
9/30/97.............  $24.25    $(0.30)    $  5.18    $  4.88     $ --    $(0.86) $(0.86)  $28.27     20.84%   $185,241
9/30/98.............   28.27     (0.18)      (6.59)     (6.77)      --     (2.40)  (2.40)   19.10    (25.00)    105,243
9/30/99.............   19.10     (0.21)       9.89       9.68       --     (1.40)  (1.40)   27.38     53.00     148,376
9/30/00.............   27.38     (0.31)      19.04      18.73       --     (4.97)  (4.97)   41.14     72.74     253,359
9/30/01.............   41.14     (0.05)     (19.00)    (19.05)      --     (8.88)  (8.88)   13.21    (54.88)    101,691
3/31/02(6)..........   13.21     (0.06)       1.61       1.55       --        --      --    14.76     11.73     109,154
                                                                               Class B
                                                                               -------
9/30/97.............  $23.70    $(0.44)    $  5.03    $  4.59     $ --    $(0.86) $(0.86)  $27.43     20.08%   $124,450
9/30/98.............   27.43     (0.33)      (6.36)     (6.69)      --     (2.40)  (2.40)   18.34    (25.52)     61,398
9/30/99.............   18.34     (0.35)       9.48       9.13       --     (1.40)  (1.40)   26.07     52.15      77,331
9/30/00.............   26.07     (0.53)      18.04      17.51       --     (4.97)  (4.97)   38.61     71.59     122,004
9/30/01.............   38.61     (0.17)     (17.57)    (17.74)      --     (8.88)  (8.88)   11.99    (55.15)     39,577
3/31/02(6)..........   11.99     (0.10)       1.46       1.36       --        --      --    13.35     11.34      39,790
                                                                               Class II
                                                                               --------
2/02/98- 9/30/98(3).  $21.11    $(0.19)    $ (2.58)   $ (2.77)    $ --    $   --  $   --   $18.34    (13.12)%  $    168
9/30/99.............   18.34     (0.40)       9.51       9.11       --     (1.40)  (1.40)   26.05     52.04       2,599
9/30/00.............   26.05     (0.54)      18.01      17.47       --     (4.97)  (4.97)   38.55     71.48      10,848
9/30/01.............   38.55     (0.17)     (17.54)    (17.71)      --     (8.88)  (8.88)   11.96    (55.16)      4,508
3/31/02(6)..........   11.96     (0.10)       1.46       1.36       --        --      --    13.32     11.37       4,262
                                                                               Class I
                                                                               -------
11/16/01- 3/31/02(3)  $14.67    $(0.05)    $  0.17    $  0.12     $ --    $   --  $   --   $14.79     (1.79)%  $  3,540
                                                                               Class Z
                                                                               -------
10/07/96- 9/30/97(3)  $24.61    $(0.15)    $  4.85    $  4.70     $ --    $(0.86) $(0.86)  $28.45     19.78%   $    948
9/30/98.............   28.45     (0.07)      (6.65)     (6.72)      --     (2.40)  (2.40)   19.33    (24.64)        565
9/30/99.............   19.33     (0.07)      10.04       9.97       --     (1.40)  (1.40)   27.90     53.91       1,050
9/30/00.............   27.90     (0.09)      19.42      19.33       --     (4.97)  (4.97)   42.26     73.63       3,360
9/30/01.............   42.26      0.07      (19.65)    (19.58)      --     (8.88)  (8.88)   13.80    (54.62)      1,442
3/31/02(6)..........   13.80     (0.02)       1.68       1.66       --        --      --    15.46     12.03       1,556




                                    Ratio of net
                      Ratio of       investment
                      expenses         income
      Period         to average      to average      Portfolio
       Ended         net assets      net assets      turnover
-------------------- ----------     ------------     ---------


9/30/97.............    1.72%          (1.27)%          343%
9/30/98.............    1.50           (0.79)           292
9/30/99.............    1.48           (0.82)           177
9/30/00.............    1.42           (0.80)           227
9/30/01.............    1.46           (0.23)           282
3/31/02(6)..........    1.43(4)        (0.82)(4)        112


9/30/97.............    2.34%          (1.89)%          343%
9/30/98.............    2.14           (1.44)           292
9/30/99.............    2.12           (1.46)           177
9/30/00.............    2.07           (1.46)           227
9/30/01.............    2.11           (0.88)           282
3/31/02(6)..........    2.14(4)        (1.53)(4)        112


2/02/98- 9/30/98(3).    2.15%(4)(5)    (1.35)%(4)(5)    292%
9/30/99.............    2.15(5)        (1.60)(5)        177
9/30/00.............    2.14(5)        (1.47)(5)        227
9/30/01.............    2.13(5)        (0.90)(5)        282
3/31/02(6)..........    2.14(4)(5)     (1.53)(4)(5)     112


11/16/01- 3/31/02(3)    1.32%(4)(5)    (0.81)%(4)(5)    112%


10/07/96- 9/30/97(3)    1.07%(4)(5)    (0.67)%(4)(5)    343%
9/30/98.............    1.01(5)        (0.30)(5)        292
9/30/99.............    0.93(5)        (0.28)(5)        177
9/30/00.............    0.91(5)        (0.24)(5)        227
9/30/01.............    0.92(5)         0.30(5)         282
3/31/02(6)..........    0.92(4)(5)     (0.31)(4)(5)     112

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                               9/30/97   9/30/98   9/30/99 9/30/00 9/30/01 3/31/02(4)
                               -------  -------    ------- ------- ------- ----------
New Century Class II..........   -- %    13.58%(4)  2.48%   0.05%   0.06%     0.16%
New Century Class I...........    --        --        --      --      --      0.38
New Century Class Z...........  2.19(4)   1.85      4.95    0.87    0.30      1.62

(6) Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                  GROWTH AND INCOME FUND
                                                                  ----------------------
                                       Net
                                   gain (loss)
                                   on invest-    Total    Dividends Distri-
               Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
                Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
    Period     beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
    Ended      of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
-------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                         Class A
                                                                         -------
9/30/97.......  $10.47    $ 0.05     $ 3.40      $ 3.45    $(0.03)  $(0.44) $(0.47)  $13.45     34.18%  $   47,219    1.38%(5)
9/30/98.......   13.45      0.02       0.68        0.70        --    (1.35)  (1.35)   12.80      5.53       57,129    1.50
9/30/99.......   12.80     (0.02)      3.92        3.90        --    (0.47)  (0.47)   16.23     30.99       86,524    1.48
9/30/00.......   16.23     (0.08)      4.51        4.43        --    (0.66)  (0.66)   20.00     27.64      127,168    1.44
9/30/01.......   20.00     (0.03)     (7.43)      (7.46)       --    (1.43)  (1.43)   11.11    (39.45)      75,795    1.45
3/31/02(6)....   11.11     (0.01)      1.08        1.07        --       --      --    12.18      9.63      113,675    1.44(4)
                                                                         Class B
                                                                         -------
9/30/97.......  $10.45    $(0.03)    $ 3.39      $ 3.36    $(0.01)  $(0.44) $(0.45)  $13.36     33.30%  $   55,530    2.05%(5)
9/30/98.......   13.36     (0.07)      0.68        0.61        --    (1.35)  (1.35)   12.62      4.84       79,004    2.13
9/30/99.......   12.62     (0.12)      3.87        3.75        --    (0.47)  (0.47)   15.90     30.23      121,709    2.11
9/30/00.......   15.90     (0.20)      4.40        4.20        --    (0.66)  (0.66)   19.44     26.74      176,395    2.07
9/30/01.......   19.44     (0.12)     (7.19)      (7.31)       --    (1.43)  (1.43)   10.70    (39.85)      99,012    2.09
3/31/02(6)....   10.70     (0.04)      1.04        1.00        --       --      --    11.70      9.35      145,658    2.07(4)
                                                                         Class II
                                                                         --------
2/02/98-
 9/30/98(3)...  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --  $   --   $12.61     (1.33)% $      963    2.15%(4)(5)
9/30/99.......   12.61     (0.12)      3.87        3.75        --    (0.47)  (0.47)   15.89     30.25       11,135    2.15(5)
9/30/00.......   15.89     (0.20)      4.39        4.19        --    (0.66)  (0.66)   19.42     26.78       39,986    2.10(5)
9/30/01.......   19.42     (0.13)     (7.18)      (7.31)       --    (1.43)  (1.43)   10.68    (39.89)      28,283    2.13
3/31/02(6)....   10.68     (0.04)      1.04        1.00        --       --      --    11.68      9.36      106,692    2.09(4)
                                                                         Class I
                                                                         -------
11/16/01-
 3/31/02(3)(6)  $12.29    $   --     $(0.11)     $(0.11)   $   --   $   --  $   --   $12.18     (2.01)% $   12,003    1.32%(4)(5)
                                                                         Class Z
                                                                         -------
4/15/98-
 9/30/98(3)...  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --  $   --   $12.84    (10.52)% $       93    0.93%(4)(5)
9/30/99.......   12.84      0.07       3.93        4.00        --    (0.47)  (0.47)   16.37     31.69          218    0.93(5)
9/30/00.......   16.37      0.01       4.55        4.56        --    (0.66)  (0.66)   20.27     28.29          607    0.93(5)
9/30/01.......   20.27      0.05      (7.55)      (7.50)       --    (1.43)  (1.43)   11.34    (39.10)         309    0.90(5)
3/31/02(6)....   11.34     (0.03)      1.16        1.13        --       --      --    12.47      9.96          384    0.93(4)(5)




               Ratio of net
                investment
                  income
    Period      to average      Portfolio
    Ended       net assets      turnover
-------------- ------------     ---------


9/30/97.......     0.45%(5)        200%
9/30/98.......     0.12            150
9/30/99.......    (0.13)            63
9/30/00.......    (0.43)            61
9/30/01.......    (0.21)           126
3/31/02(6)....    (0.09)(4)         89


9/30/97.......    (0.27)%(5)       200%
9/30/98.......    (0.52)           150
9/30/99.......    (0.76)            63
9/30/00.......    (1.07)            61
9/30/01.......    (0.85)           126
3/31/02(6)....    (0.73)(4)         89


2/02/98-
 9/30/98(3)...    (0.57)%(4)(5)    150%
9/30/99.......    (0.80)(5)         63
9/30/00.......    (1.10)(5)         61
9/30/01.......    (0.88)           126
3/31/02(6)....    (0.75)(4)         89


11/16/01-
 3/31/02(3)(6)     0.04%(4)(5)      89%


4/15/98-
 9/30/98(3)...     0.57%(4)(5)     150%
9/30/99.......     0.43(5)          63
9/30/00.......     0.07(5)          61
9/30/01.......     0.34(5)         126
3/31/02(6)....     0.42(4)(5)       89

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/97 9/30/98(4) 9/30/99 9/30/00 9/30/01 3/31/02(4)
                                         ------- ---------- ------- ------- ------- ----------
Growth and Income Class A...............  0.22%       --%       --%    --%     --%       --%
Growth and Income Class B...............  0.21        --        --     --      --       .--
Growth and Income Class II..............    --      6.99      0.44   0.01      --        --
Growth and Income Class I...............    --        --        --     --      --      0.08
Growth and Income Class Z...............    --     28.17     21.57   9.23    2.44      6.80

(6) Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                           "DOGS" OF WALL STREET FUND
                                                           --------------------------
                                    Net
                                gain (loss)
                                on invest-    Total    Dividends Distri-                               Net
            Net Asset    Net    ments (both    from    from net  butions         Net Asset           Assets    Ratio of
             Value,    invest-   realized    invest-    invest-   from    Total   Value,             end of    expenses
  Period    beginning   ment        and        ment      ment    capital distri-  end of     Total   period   to average
  Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2) (000's)  net assets
----------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ------- ----------
                                                                     Class A
                                                                     -------
6/08/98-
 9/30/98(3)  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --  $   --   $11.06    (11.52)% $16,672    0.95%(4)(5)
9/30/99....   11.06      0.21       0.73        0.94     (0.13)      --   (0.13)   11.87      8.47    26,403    0.95(5)
9/30/00....   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)  (0.58)    9.67    (14.09)    8,732    0.95(5)
9/30/01....    9.67      0.23       0.73        0.96     (0.22)      --   (0.22)   10.41     10.04     7,983    0.95(5)
3/31/02(6).   10.41      0.10       1.92        2.02     (0.20)      --   (0.20)   12.23     19.57    13,214    0.95(4)(5)
                                                                     Class B
                                                                     -------
6/08/98-
 9/30/98(3)  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $19,734    1.60%(4)(5)
9/30/99....   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    55,526    1.60(5)
9/30/00....   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   21,221    1.60(5)
9/30/01....    9.62      0.16       0.73        0.89     (0.16)      --   (0.16)   10.35      9.30    21,674    1.60(5)
3/31/02(6).   10.35      0.07       1.89        1.96     (0.13)      --   (0.13)   12.18     19.07    25,330    1.60(4)(5)
                                                                    Class II
                                                                    --------
6/08/98-
 9/30/98(3)  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $20,108    1.60%(4)(5)
9/30/99....   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    94,065    1.60(5)
9/30/00....   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   24,110    1.60(5)
9/30/01....    9.62      0.15       0.74        0.89     (0.16)      --   (0.16)   10.35      9.30    21,793    1.60(5)
3/31/02(6).   10.35      0.07       1.88        1.95     (0.13)      --   (0.13)   12.17     18.97    26,635    1.60(4)(5)




            Ratio of net
             investment
               income
  Period     to average     Portfolio
  Ended      net assets     turnover
----------- ------------    ---------


6/08/98-
 9/30/98(3)     1.78%(4)(5)     0%
9/30/99....     1.69(5)        35
9/30/00....     2.20(5)        57
9/30/01....     2.10(5)        59
3/31/02(6).     1.82(4)(5)     28


6/08/98-
 9/30/98(3)     1.39%(4)(5)     0%
9/30/99....     1.08(5)        35
9/30/00....     1.56(5)        57
9/30/01....     1.45(5)        59
3/31/02(6).     1.22(4)(5)     28


6/08/98-
 9/30/98(3)     1.45%(4)(5)     0%
9/30/99....     1.11(5)        35
9/30/00....     1.50(5)        57
9/30/01....     1.45(5)        59
3/31/02(6).     1.21(4)(5)     28

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                    9/30/98(4) 9/30/99 9/30/00 9/30/01 3/31/02(4)
                                    ---------- ------- ------- ------- ----------
"Dogs" of Wall Street Class A......    0.43%    0.23%   0.34%   0.36%     0.30%
"Dogs" of Wall Street Class B......    0.58     0.22    0.30    0.25      0.26
"Dogs" of Wall Street Class II.....    0.50     0.19    0.27    0.27      0.26

(6) Unaudited

See Notes to Financial Statements

      SunAmerica Equity Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                            INTERNATIONAL EQUITY FUND (6)
                                                            -----------------------------
                                     Net
                                 gain (loss)
                           Net   on invest-    Total    Dividends Distri-                               Net
               Net Asset invest- ments (both    from    from net  butions         Net Asset           Assets   Ratio of
                Value,    ment    realized    invest-    invest-   from    Total   Value,             end of   expenses
    Period     beginning income      and        ment      ment    capital distri-  end of     Total   period  to average
    Ended      of period Loss(1) unrealized) operations  income    gains  butions  period   Return(2) (000's) net assets
-------------- --------- ------- ----------- ---------- --------- ------- ------- --------- --------- ------- ----------
                                                                       Class A
                                                                       -------
11/19/96-
 10/31/97.....  $12.50   $ 0.01    $(0.05)     $(0.04)     $--    $   --  $   --   $12.46     (0.32)% $24.365    2.10%(3)(4)
10/31/98......   12.46    (0.01)    (0.01)      (0.02)      --     (0.22)  (0.22)   12.22     (0.09)   28,418    2.03(4)
10/31/99......   12.22    (0.03)     2.12        2.09       --     (0.05)  (0.05)   14.26     17.15    29,324    2.03(4)
10/31/00......   14.26    (0.11)     0.29        0.18       --        --      --    14.44      1.26    49,085    2.03(4)(5)
10/31/01......   14.44    (0.05)    (4.40)      (4.45)      --     (1.11)  (1.11)    8.88    (33.17)   24,408    2.03(4)
3/31/02(8)....    8.88    (0.03)     0.50        0.47       --        --      --     9.35      7.10    37,120    1.96(3)(4)
                                                                       Class B
                                                                       -------
11/19/96-
 10/31/97.....  $12.50   $(0.09)   $(0.03)     $(0.12)     $--    $   --  $   --   $12.38     (0.96)% $42,656    2.72%(3)(4)
10/31/98......   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)   47,817    2.68(4)
10/31/99......   12.07    (0.12)     2.08        1.96       --     (0.05)  (0.05)   13.98     16.29    47,342    2.68(4)
10/31/00......   13.98    (0.22)     0.31        0.09       --        --      --    14.07      0.64    48,901    2.68(4)(5)
10/31/01......   14.07    (0.13)    (4.26)      (4.39)      --     (1.11)  (1.11)    8.57    (33.64)   26,747    2.68(4)
 3/31/02(8)...    8.57    (0.05)     0.50        0.45       --        --      --     9.02      7.13    39,792    2.56(3)(4)
                                                                      Class II
                                                                      --------
3/06/97-
 10/31/97(7)..  $12.60   $(0.07)   $(0.15)     $(0.22)     $--    $   --  $   --   $12.38     (1.75)% $ 4,459    2.70%(3)(4)
10/31/98......   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)    7,982    2.68(4)
10/31/99......   12.07    (0.13)     2.10        1.97       --     (0.05)  (0.05)   13.99     16.37    11,709    2.68(4)
10/31/00......   13.99    (0.21)     0.30        0.09       --        --      --    14.08      0.64    20,367    2.68(4)(5)
10/31/01......   14.08    (0.12)    (4.28)      (4.40)      --     (1.11)  (1.11)    8.57    (33.69)   12,949    2.68(4)
 3/31/02(8)...    8.57    (0.05)     0.50        0.45       --        --      --     9.02      7.13    23,141    2.56(3)(4)
                                                                       Class I
                                                                       -------
11/16/01-
 3/31/02(7)(8)  $ 9.09   $(0.02)   $ 0.31      $ 0.29      $--    $   --  $   --   $ 9.38      3.19%  $18,859    1.80%(3)(4)




               Ratio of net
                investment
                  income
    Period      to average      Portfolio
    Ended       net assets      turnover
-------------- ------------     ---------


11/19/96-
 10/31/97.....     0.07%(3)(4)      70%
10/31/98......    (0.11)(4)        114
10/31/99......    (0.23)(4)        102
10/31/00......    (0.72)(4)(5)      89
10/31/01......    (0.42)(4)        272
3/31/02(8)....    (0.76)(3)(4)     127


11/19/96-
 10/31/97.....    (0.69)%(3)(4)     70%
10/31/98......    (0.74)(4)        114
10/31/99......    (0.92)(4)        102
10/31/00......    (1.37)(4)(5)      89
10/31/01......    (1.14)(4)        272
 3/31/02(8)...    (1.36)(3)(4)     127


3/06/97-
 10/31/97(7)..    (0.75)%(3)(4)     70%
10/31/98......    (0.71)(4)        114
10/31/99......    (0.95)(4)        102
10/31/00......    (1.30)(4)(5)      89
10/31/01......    (1.13)(4)        272
 3/31/02(8)...    (1.34)(3)(4)     127


11/16/01-
 3/31/02(7)(8)    (0.52)%(3)(4)    127%

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                         10/31/97(3) 10/31/98 10/31/99 10/31/00 10/31/01 3/31/02(3)
                                         ----------- -------- -------- -------- -------- ----------
International Equity Class A............    0.37%      0.45%    0.25%    0.04%    0.03%     0.03%
International Equity Class B............    0.45       0.48     0.24     0.04     0.06      0.03
International Equity Class II...........    0.87       0.55     0.33     0.10     0.14      0.08
International Equity Class I............      --         --       --       --       --      0.07

(5) The ratio reflects an expense cap which is net of custody credits of (0.01)% or waiver/reimbursements if applicable.
(6) See Note 2.
(7) Commencement of sale of respective class of shares.
(8) Unaudited

See Notes to Financial Statements.

      SunAmerica Balanced Assets Funds
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                             Value
              Security Description                 Shares   (Note 3)
---------------------------------------------------------------------
COMMON STOCK -- 62.2%
Aerospace & Military Technology -- 2.6%
 Lockheed Martin Corp.............................  50,000 $ 2,879,000
 Raytheon Co......................................  50,000   2,052,500
 Rockwell Collins, Inc............................  80,000   2,017,600
 United Technologies Corp.........................  40,000   2,968,000
                                                           -----------
                                                             9,917,100
                                                           -----------
Automotive -- 0.7%
 Ford Motor Co.................................... 170,000   2,803,300
                                                           -----------
Banks -- 2.5%
 Bank of America Corp.............................  60,000   4,081,200
 FleetBoston Financial Corp....................... 110,000   3,850,000
 Mellon Financial Corp............................  42,600   1,643,934
                                                           -----------
                                                             9,575,134
                                                           -----------
Broadcasting & Media -- 4.2%
 AOL Time Warner, Inc.+........................... 170,450   4,031,142
 Clear Channel Communications, Inc.+..............  90,000   4,626,900
 Comcast Corp., Class A+..........................  21,300     677,340
 Liberty Media Corp., Class A+....................  95,000   1,200,800
 Omnicom Group, Inc...............................  25,000   2,360,000
 Viacom, Inc., Class B+...........................  60,000   2,902,200
                                                           -----------
                                                            15,798,382
                                                           -----------
Chemicals -- 0.9%
 du Pont (E.I.) de Nemours & Co...................  75,000   3,536,250
                                                           -----------
Computer Software -- 4.2%
 First Data Corp..................................  25,000   2,181,250
 Microsoft Corp.+................................. 224,100  13,515,471
                                                           -----------
                                                            15,696,721
                                                           -----------
Computers & Business Equipment -- 4.2%
 Dell Computer Corp.+............................. 145,000   3,785,950
 Intel Corp....................................... 191,900   5,835,679
 International Business Machines Corp.............  60,000   6,240,000
                                                           -----------
                                                            15,861,629
                                                           -----------
Conglomerate -- 1.8%
 General Electric Co.............................. 180,000   6,741,000
                                                           -----------
Electronics -- 1.6%
 Micron Technology, Inc.+.........................  60,000   1,974,000
 Texas Instruments, Inc........................... 125,000   4,137,500
                                                           -----------
                                                             6,111,500
                                                           -----------
Energy Services -- 3.9%
 ENSCO International, Inc......................... 100,000   3,014,000
 GlobalSantaFe Corp...............................  60,000   1,962,000
 Nabors Industries, Inc.+......................... 125,000   5,281,250
 Smith International, Inc.+.......................  65,000   4,403,750
                                                           -----------
                                                            14,661,000
                                                           -----------

                                                             Value
              Security Description                 Shares   (Note 3)
---------------------------------------------------------------------
Energy Sources -- 3.5%
 Apache Corp......................................  40,000 $ 2,275,200
 ChevronTexaco Corp...............................  45,000   4,062,150
 El Paso Corp.....................................  60,000   2,641,800
 Exxon Mobil Corp................................. 100,000   4,383,000
                                                           -----------
                                                            13,362,150
                                                           -----------
Financial Services -- 7.6%
 American Express Co..............................  75,000   3,072,000
 Citigroup, Inc................................... 180,000   8,913,600
 Household International, Inc.+...................  80,000   4,544,000
 J.P. Morgan Chase & Co., Inc.....................  66,100   2,356,465
 Lehman Brothers Holdings, Inc....................  60,000   3,878,400
 Merrill Lynch & Co., Inc.........................  40,000   2,215,200
 Morgan Stanley Dean Witter & Co..................  63,700   3,650,647
                                                           -----------
                                                            28,630,312
                                                           -----------
Food, Beverage & Tobacco -- 0.6%
 Coca-Cola Co.....................................  45,000   2,351,700
                                                           -----------
Household Products -- 0.5%
 Gillette Co......................................  60,000   2,040,600
                                                           -----------
Leisure & Tourism -- 1.2%
 Carnival Corp, Class A...........................  75,000   2,448,750
 Southwest Airlines Co............................ 100,000   1,935,000
                                                           -----------
                                                             4,383,750
                                                           -----------
Machinery -- 2.3%
 Caterpillar, Inc................................. 100,000   5,685,000
 Deere & Co.......................................  50,000   2,277,500
 SPX Corp.+.......................................   5,500     778,690
                                                           -----------
                                                             8,741,190
                                                           -----------
Medical Products -- 2.6%
 Amgen, Inc.+.....................................  75,800   4,523,744
 Johnson & Johnson Co.............................  80,000   5,196,000
                                                           -----------
                                                             9,719,744
                                                           -----------
Metals & Mining -- 0.6%
 Alcoa, Inc.......................................  60,000   2,264,400
                                                           -----------
Pharmaceuticals -- 5.8%
 Abbott Laboratories, Inc.........................  55,200   2,903,520
 Bristol-Myers Squibb Co..........................  11,300     457,537
 Genentech, Inc.+.................................  68,400   3,450,780
 IDEC Pharmaceuticals Corp.+......................  30,000   1,929,000
 Merck & Co., Inc.................................  42,000   2,418,360
 Pfizer, Inc...................................... 143,800   5,714,612
 Pharmacia Corp...................................  45,000   2,028,600
 Schering-Plough Corp.............................  45,000   1,408,500
 Teva Pharmaceutical Industries Ltd. ADR..........  31,800   1,738,506
                                                           -----------
                                                            22,049,415
                                                           -----------

      SunAmerica Balanced Assets Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                      Shares/
                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
-----------------------------------------------------------------------------
COMMON STOCK (continued)
Registered Investment Company -- 0.0%
 SSgA Money Market Fund...........................       1,000    $      1,000
                                                                  ------------
Retail Stores -- 9.2%
 American Eagle Outfitters, Inc.+.................     160,000       3,963,200
 Best Buy Co., Inc.+..............................      50,000       3,960,000
 Gap, Inc.........................................     150,000       2,256,000
 Home Depot, Inc..................................      80,000       3,888,800
 Kohls Corp.+.....................................      65,000       4,624,750
 Limited, Inc.....................................     125,000       2,237,500
 Linens 'N Things, Inc.+..........................      80,000       2,442,400
 Office Depot, Inc.+..............................     100,000       1,985,000
 Target Corp......................................      90,000       3,880,800
 Wal-Mart Stores, Inc.............................      90,000       5,516,100
                                                                  ------------
                                                                    34,754,550
                                                                  ------------
Telecommunications -- 1.1%
 Cisco Systems, Inc.+.............................     250,000       4,232,500
                                                                  ------------
Transportation -- 0.6%
 United Parcel Service, Inc., Class B.............      40,000       2,432,000
                                                                  ------------
Total Common Stock
   (cost $242,076,649)............................                 235,665,327
                                                                  ------------
CORPORATE BONDS -- 6.6%
Financial Services -- 3.8%
 CS First Boston Mortgage Securities Corp. 6.48%
   due 5/17/40....................................    $  5,000       5,098,237
 Goldman Sachs Group LP* 6.60% due 7/15/02........       5,000       5,026,700
 Morgan Stanley Group, Inc. 6.88% due 3/01/07.....       4,000       4,174,280
                                                                  ------------
                                                                    14,299,217
                                                                  ------------
Food, Beverage & Tobacco -- 1.4%
 Hershey Foods Corp. 7.20% due 8/15/27............       5,000       5,292,300
                                                                  ------------
Telecommunications -- 0.1%
 British Telecom Plc 11.88% due 12/01/08..........         500         567,960
                                                                  ------------
Utilities -- 1.3%
 Commonwealth Edison Co. 8.38% due 9/15/22........       1,250       1,293,150
 El Paso Electric Co. 9.40% due 5/01/11...........         600         661,350
 Indiana Michigan Power Co. 8.50% due 12/15/22....       1,000       1,042,340

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
-----------------------------------------------------------------------------
Utilities (continued)
 Niagara Mohawk Power Corp. 8.50% due 7/01/23.....    $   250     $    253,748
 Penn Power Co. 8.50% due 7/15/22.................      1,000          993,260
 Public Service Co. 7.10% due 8/01/05.............        250          254,780
 Texas Utilities Electric Co. 7.88% due 4/01/24...        250          246,380
                                                                  ------------
                                                                     4,745,008
                                                                  ------------
Total Corporate Bonds
   (cost $24,438,710).............................                  24,904,485
                                                                  ------------
U.S. GOVERNMENT AGENCIES -- 33.0%
Federal Home Loan Bank -- 0.1%
 5.13% due 9/15/03................................        200          204,688
                                                                  ------------
Federal Home Loan Mortgage Corp. -- 2.0%
 6.00% due 5/01/14................................        671          671,977
 6.65% due 3/10/04................................        500          525,310
 6.88% due 1/15/05................................      1,000        1,062,500
 7.00% due 7/15/05................................      5,000        5,344,550
                                                                  ------------
                                                                     7,604,337
                                                                  ------------
Federal National Mortgage Association -- 1.9%
 5.75% due 4/15/03-2/15/08........................      4,620        4,733,281
 6.00% due 5/15/08................................        400          408,436
 6.50% due 9/01/10................................      1,050        1,075,747
 7.25% due 1/15/10................................      1,000        1,083,910
                                                                  ------------
                                                                     7,301,374
                                                                  ------------
Overseas Private Investment Corp. -- 2.3%
 6.99% due 1/15/09................................      8,425        8,879,609
                                                                  ------------
Resolution Funding Strip -- 0.2%
 zero coupon due 4/15/09..........................      1,000          672,350
                                                                  ------------
Small Business Administration -- 1.1%
 6.30% due 6/01/18................................      4,050        4,089,369
                                                                  ------------
Tennessee Valley Authority -- 2.7%
 4.75% due 7/15/04................................     10,000       10,163,800
                                                                  ------------
U.S. Treasury Bonds -- 15.1%
 5.38% due 2/15/31................................     61,000       57,253,990
                                                                  ------------

      SunAmerica Balanced Assets Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (continued)
U.S. Treasury Notes -- 7.6%
 4.88% due 2/15/12................................    $29,000     $ 27,821,730
 5.00% due 8/15/11................................      1,000          966,560
                                                                  ------------
                                                                    28,788,290
                                                                  ------------
Total U.S. Government Agencies
   (cost $126,135,689)............................                 124,957,807
                                                                  ------------
Total Investment Securities -- 101.8%
   (cost $392,651,048)............................                 385,527,619
                                                                  ------------
SHORT-TERM INVESTMENTS -- 4.2%
 Federal Home Loan Mortgage 1.70% due
   4/01/02 (cost $16,000,000).....................     16,000       16,000,000
                                                                  ------------
REPURCHASE AGREEMENT -- 0.1%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3) (cost $200,000)......        200          200,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $408,851,048)............................      106.1%     401,727,619
Liabilities in excess of other assets.............       (6.1)     (23,187,226)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $378,540,393
                                                      =======     ============

--------
 +  Non-income producing security
 * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
ADR ("American Depositary Receipt")

See Notes to Financial Statements

      SunAmerica Blue Chip Growth Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
                   Security Description                      Shares   (Note 3)
-------------------------------------------------------------------------------
COMMON STOCK -- 92.8%
Aerospace & Military Technology -- 4.0%
 Lockheed Martin Corp.......................................  55,000 $ 3,166,900
 Raytheon Co................................................  25,000   1,026,250
 Rockwell Collins, Inc......................................  60,000   1,513,200
 United Technologies Corp...................................  20,000   1,484,000
                                                                     -----------
                                                                       7,190,350
                                                                     -----------
Apparel & Textiles -- 0.5%
 Nike, Inc..................................................  15,000     900,150
                                                                     -----------
Banks -- 3.6%
 Bank of America Corp.......................................  38,950   2,649,379
 FleetBoston Financial Corp.................................  72,400   2,534,000
 Mellon Financial Corp......................................  32,300   1,246,457
                                                                     -----------
                                                                       6,429,836
                                                                     -----------
Broadcasting & Media -- 7.1%
 AOL Time Warner, Inc.+.....................................  75,047   1,774,862
 Clear Channel Communications, Inc.+........................ 100,650   5,174,416
 Comcast Corp., Class A+....................................  30,700     976,260
 Liberty Media Corp., Class A+.............................. 103,950   1,313,928
 Omnicom Group..............................................  11,825   1,116,280
 Viacom, Inc., Class B+.....................................  47,900   2,316,923
                                                                     -----------
                                                                      12,672,669
                                                                     -----------
Business Services -- 0.9%
 Cendant Corp.+.............................................  80,000   1,536,000
                                                                     -----------
Chemicals -- 1.0%
 du Pont (E.I.) de Nemours & Co.............................  40,000   1,886,000
                                                                     -----------
Communication Equipment -- 1.0%
 Advanced Micro Devices, Inc.+.............................. 120,000   1,765,200
                                                                     -----------
Computer Software -- 7.2%
 First Data Corp............................................  15,000   1,308,750
 Microsoft Corp.+........................................... 100,000   6,031,000
 Oracle Corp.+..............................................  48,125     616,000
 Siebel Systems, Inc.+......................................  50,000   1,630,500
 SunGard Data Systems, Inc.+................................  75,000   2,472,750
 VERITAS Software Corp.+....................................  20,000     876,600
                                                                     -----------
                                                                      12,935,600
                                                                     -----------
Computers & Business Equipment -- 6.1%
 Dell Computer Corp.+....................................... 112,700   2,942,597
 Intel Corp................................................. 173,204   5,267,134
 International Business Machines Corp.......................  25,625   2,665,000
                                                                     -----------
                                                                      10,874,731
                                                                     -----------
Conglomerate -- 1.9%
 General Electric Co........................................  90,000   3,370,500
                                                                     -----------

                                                                       Value
                   Security Description                      Shares   (Note 3)
-------------------------------------------------------------------------------
Electronics -- 3.3%
 Micron Technology, Inc.+...................................  60,000 $ 1,974,000
 Texas Instruments, Inc..................................... 120,000   3,972,000
                                                                     -----------
                                                                       5,946,000
                                                                     -----------
Energy Services -- 4.6%
 ENSCO International, Inc...................................  50,000   1,507,000
 GlobalSantaFe Corp.........................................  30,000     981,000
 Nabors Industries, Inc.+...................................  55,000   2,323,750
 Smith International, Inc.+.................................  50,000   3,387,500
                                                                     -----------
                                                                       8,199,250
                                                                     -----------
Energy Sources -- 3.2%
 Apache Corp................................................  15,000     853,200
 ChevronTexaco Corp.........................................  20,000   1,805,400
 El Paso Corp...............................................  25,000   1,100,750
 Exxon Mobil Corp...........................................  44,000   1,928,520
                                                                     -----------
                                                                       5,687,870
                                                                     -----------
Financial Services -- 12.3%
 American Express Co........................................  64,250   2,631,680
 Citigroup, Inc............................................. 141,232   6,993,809
 Concord EFS, Inc.+.........................................  12,250     407,312
 Franklin Resources, Inc....................................  40,675   1,705,096
 Household International, Inc.+.............................  35,000   1,988,000
 J.P. Morgan Chase & Co., Inc...............................  32,800   1,169,320
 Lehman Brothers Holdings, Inc..............................  41,200   2,663,168
 Merrill Lynch & Co., Inc...................................  34,250   1,896,765
 Morgan Stanley Dean Witter & Co............................  45,000   2,578,950
                                                                     -----------
                                                                      22,034,100
                                                                     -----------
Food, Beverage & Tobacco -- 1.2%
 PepsiCo, Inc...............................................  19,775   1,018,413
 Philip Morris Cos., Inc....................................  20,350   1,071,834
                                                                     -----------
                                                                       2,090,247
                                                                     -----------
Insurance -- 0.7%
 Berkshire Hathaway, Inc.+..................................     550   1,302,950
                                                                     -----------
Leisure & Tourism -- 1.8%
 Carnival Corp, Class A.....................................  70,000   2,285,500
 Southwest Airlines Co......................................  50,000     967,500
                                                                     -----------
                                                                       3,253,000
                                                                     -----------
Machinery -- 2.1%
 Caterpillar, Inc...........................................  40,000   2,274,000
 Deere & Co.................................................  20,000     911,000
 SPX Corp.+.................................................   4,400     622,952
                                                                     -----------
                                                                       3,807,952
                                                                     -----------
Medical Products -- 4.5%
 Amgen, Inc.+...............................................  66,211   3,951,473

      SunAmerica Blue Chip Growth Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   Value
                 Security Description                   Shares    (Note 3)
---------------------------------------------------------------------------
COMMON STOCK (continued)
Medical Products (continued)
 Baxter International, Inc.............................  23,050 $  1,371,936
 Johnson & Johnson Co..................................  42,175    2,739,266
                                                                ------------
                                                                   8,062,675
                                                                ------------
Metals & Mining -- 0.5%
 Alcoa, Inc............................................  25,000      943,500
                                                                ------------
Pharmaceuticals -- 9.4%
 Abbott Laboratories, Inc..............................  23,675    1,245,305
 Bristol-Myers Squibb Co...............................  13,000      526,370
 Celgene Corp.+........................................  20,000      495,000
 Genentech, Inc.+......................................  49,150    2,479,617
 IDEC Pharmaceuticals Corp.+...........................  40,000    2,572,000
 Merck & Co., Inc......................................  19,100    1,099,778
 Pfizer, Inc........................................... 120,415    4,785,292
 Pharmacia Corp........................................  35,450    1,598,086
 Schering-Plough Corp..................................  33,600    1,051,680
 Teva Pharmaceutical Industries Ltd. ADR...............  17,500      956,725
                                                                ------------
                                                                  16,809,853
                                                                ------------
Registered Investment Company -- 0.0%
 SSgA Money Market Fund................................   1,000        1,000
                                                                ------------
Retail Stores -- 14.1%
 Abercrombie & Fitch Co., Class A+.....................  30,000      924,000
 American Eagle Outfitters, Inc.+......................  80,000    1,981,600
 Best Buy Co., Inc.+...................................  25,000    1,980,000
 Gap, Inc.............................................. 140,000    2,105,600
 Home Depot, Inc....................................... 105,244    5,115,911
 Kohls Corp.+..........................................  31,056    2,209,634
 Limited, Inc..........................................  50,000      895,000
 Linens 'N Things, Inc.+...............................  35,000    1,068,550
 Office Depot, Inc.+...................................  50,000      992,500
 Target Corp...........................................  40,000    1,724,800
 Wal-Mart Stores, Inc.................................. 102,400    6,276,096
                                                                ------------
                                                                  25,273,691
                                                                ------------
Telecommunications -- 1.1%
 Cisco Systems, Inc.+.................................. 115,000    1,946,951
                                                                ------------
Transportation -- 0.7%
 United Parcel Service, Inc., Class B..................  20,000    1,216,000
                                                                ------------
Total Common Stock
   (cost $164,666,607).................................          166,136,075
                                                                ------------
EXCHANGE TRADED FUND -- 1.2%
 Nasdaq 100 shares (cost $2,655,141)...................  57,000    2,055,420
                                                                ------------
Total Investment Securities -- 94.0%
   (cost $167,321,748).................................          168,191,495
                                                                ------------

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.5%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co.  (Note 3).....................    $   240     $    240,000
 Joint Repurchase Agreement with UBS Warburg,
   Inc. (Note 3)..................................     15,000       15,000,000
                                                                  ------------
Total Repurchase Agreements
   (cost $15,240,000).............................                  15,240,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $182,561,748)............................      102.5%     183,431,495
Liabilities in excess of other assets.............       (2.5)      (4,547,028)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $178,884,467
                                                      =======     ============

--------
+   Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

      SunAmerica Growth Opportunities Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK -- 91.8%
Broadcasting & Media -- 3.6%
 Echostar Communications Corp., Class A+............... 113,950 $ 3,227,064
 Xm Satellite Radio Holdings, Inc.+.................... 360,800   4,968,216
                                                                -----------
                                                                  8,195,280
                                                                -----------
Communication Equipment -- 6.1%
 Juniper Networks, Inc.+...............................   4,200      53,004
 LSI Logic Corp.+...................................... 300,000   5,100,000
 Marvell Technology Group Ltd.+........................ 200,000   8,760,000
                                                                -----------
                                                                 13,913,004
                                                                -----------
Computer Software -- 8.1%
 Futurelink Corp.+.....................................  11,714          82
 J.D. Edwards & Co.+................................... 300,000   5,412,000
 NVIDIA Corp...........................................  70,000   3,105,200
 Siebel Systems, Inc.+................................. 308,200  10,050,402
                                                                -----------
                                                                 18,567,684
                                                                -----------
Computers & Business Equipment -- 4.4%
 Brocade Communications Systems, Inc.+................. 200,000   5,400,000
 Network Appliance, Inc.+.............................. 232,400   4,736,312
                                                                -----------
                                                                 10,136,312
                                                                -----------
Electronics -- 11.3%
 Atmel Corp.+.......................................... 713,500   7,234,890
 Conexant Systems, Inc.+............................... 443,200   5,340,560
 Cypress Semiconductor Corp.+.......................... 200,000   4,600,000
 Genesis Microchip, Inc.+.............................. 140,000   3,640,000
 Lam Research Corp.+................................... 171,600   5,031,312
                                                                -----------
                                                                 25,846,762
                                                                -----------
Energy Services -- 13.9%
 ENSCO International, Inc.............................. 200,000   6,028,000
 GlobalSantaFe Corp.................................... 200,000   6,540,000
 Maverick Tube Corp.+.................................. 100,000   1,632,000
 Nabors Industries, Inc.+.............................. 203,500   8,597,875
 Patterson-UTI Energy, Inc.+........................... 191,400   5,692,236
 Pride International, Inc.+............................ 100,000   1,590,000
 Veritas DGC, Inc.+.................................... 100,000   1,691,000
                                                                -----------
                                                                 31,771,111
                                                                -----------
Financial Services -- 2.2%
 Gladstone Capital Corp................................  94,300   1,678,540
 Lehman Brothers Holdings, Inc.........................  52,620   3,401,357
                                                                -----------
                                                                  5,079,897
                                                                -----------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
Health Services -- 2.5%
 Caremark Rx, Inc.+.................................... 100,000 $ 1,950,000
 McKesson HBOC, Inc.................................... 100,000   3,743,000
                                                                -----------
                                                                  5,693,000
                                                                -----------
Internet Content -- 1.8%
 Check Point Software Ltd.+............................ 135,700   4,125,280
                                                                -----------
Internet Software -- 2.7%
 Entrade, Inc.+#.......................................  45,000      23,490
 Retek, Inc............................................ 230,000   6,037,500
                                                                -----------
                                                                  6,060,990
                                                                -----------
Machinery -- 1.1%
 Photon Dynamics, Inc..................................  50,000   2,544,500
                                                                -----------
Medical Products -- 4.7%
 Conceptus, Inc.+...................................... 100,000   2,155,000
 Cytyc Corp.+.......................................... 150,000   4,038,000
 Genzyme Surgical Products+............................   1,184       8,063
 MedImmune, Inc.+...................................... 114,900   4,519,017
                                                                -----------
                                                                 10,720,080
                                                                -----------
Pharmaceuticals -- 15.4%
 Alcon, Inc.+..........................................  60,000   2,031,000
 Charles River Laboratories International, Inc.+.......  92,100   2,855,100
 CuraGen Corp.+........................................ 216,200   3,472,172
 Forest Laboratories, Inc.+............................  74,700   6,102,990
 GenVec, Inc.+.........................................  31,600      95,116
 IDEC Pharmaceuticals Corp.+........................... 110,200   7,085,860
 Immunex Corp.+........................................ 100,000   3,026,000
 Integra Lifesciences Holdings Corp.+.................. 182,900   5,144,977
 Medicines Co.+........................................ 100,000   1,426,000
 Salix Pharmaceuticals Ltd.............................  50,000     876,500
 Serono SA ADR+........................................ 135,000   3,024,000
                                                                -----------
                                                                 35,139,715
                                                                -----------
Restaurants -- 2.7%
 Buca, Inc............................................. 200,000   3,634,000
 Tricon Global Restaurants, Inc.+......................  44,300   2,603,954
                                                                -----------
                                                                  6,237,954
                                                                -----------
Retail Stores -- 6.8%
 BJ's Wholesale Club, Inc.+............................ 100,000   4,470,000
 Family Dollar Stores, Inc.............................  55,400   1,856,454
 Gap, Inc.............................................. 340,000   5,113,600
 Ross Stores, Inc...................................... 110,800   4,191,564
                                                                -----------
                                                                 15,631,618
                                                                -----------

      SunAmerica Growth Opportunities Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   Value
                 Security Description                   Shares    (Note 3)
---------------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunications -- 0.8%
 AT&T Corp............................................. 110,800 $  1,739,560
                                                                ------------
Transportation -- 1.3%
 Hunt (JB) Transport Services, Inc.+................... 100,000    2,843,000
                                                                ------------
Utilities -- 2.4%
 Xilinx, Inc.+......................................... 139,850    5,574,421
                                                                ------------
Total Investment Securities -- 91.8%
   (cost $200,708,261).................................          209,820,168
                                                                ------------

                                                   Principal
                                                     Amount        Value
             Security Description                (in thousands)   (Note 3)
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 14.7%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3)....................    $   503     $    503,000
 Joint Repurchase Agreement with UBS Warburg,
   Inc. (Note 3)................................     33,000       33,000,000
                                                                ------------
Total Repurchase Agreements
   (cost $33,503,000)...........................                  33,503,000
                                                                ------------
TOTAL INVESTMENTS --
   (cost $234,211,261)..........................      106.5%     243,323,168
Liabilities in excess of other assets...........       (6.5)     (14,809,524)
                                                    -------     ------------
NET ASSETS --                                         100.0%    $228,513,644
                                                    =======     ============

--------
+   Non-income producing security
#   Fair valued security; See Note 3
ADR ("American Depositary Receipt")

See Notes to Financial Statements

      SunAmerica New Century Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK -- 98.5%
Aerospace & Military Technology -- 3.4%
 Invision Technologies, Inc.+..........................  52,500 $ 2,110,500
 L-3 Communications Holdings, Inc.+....................  18,900   2,116,800
 Northrop Grumman Corp.................................  10,900   1,232,245
                                                                -----------
                                                                  5,459,545
                                                                -----------
Apparel & Textiles -- 0.6%
 Quiksilver, Inc.+.....................................  42,300     925,524
                                                                -----------
Automotive -- 2.8%
 Aftermarket Technology Corp.+.........................  53,000     989,510
 American Axle & Manufacturing Holdings, Inc.+......... 120,100   3,482,900
                                                                -----------
                                                                  4,472,410
                                                                -----------
Banks -- 2.9%
 Hibernia Corp., Class A............................... 153,100   2,924,210
 National City Corp....................................  54,100   1,664,116
                                                                -----------
                                                                  4,588,326
                                                                -----------
Biomedical -- 1.1%
 Transkaryotic Therapies, Inc.+........................  41,100   1,769,355
                                                                -----------
Broadcasting & Media -- 5.8%
 Clear Channel Communications, Inc.+...................  43,800   2,251,758
 Echostar Communications Corp., Class A+...............  69,100   1,956,912
 Fox Entertainment Group, Inc., Class A+...............  71,900   1,700,435
 Martha Stewart Living Omnimedia, Inc., Class A+.......  44,700     800,130
 Westwood One, Inc.+...................................  64,700   2,481,245
                                                                -----------
                                                                  9,190,480
                                                                -----------
Business Services -- 8.3%
 Masco Corp............................................  54,200   1,487,790
 Mobile Mini, Inc.+....................................  23,400     753,012
 Paychex, Inc..........................................  47,500   1,885,750
 Republic Services, Inc., Class A+.....................  56,000   1,046,080
 Stericycle, Inc.+.....................................  40,500   2,533,720
 Waste Connections, Inc.+.............................. 108,900   3,649,239
 Waste Management, Inc.................................  50,200   1,367,950
 WCI Communities, Inc.+................................  17,200     419,680
                                                                -----------
                                                                 13,143,221
                                                                -----------
Chemicals -- 0.9%
 Georgia Gulf Corp.....................................  54,900   1,474,065
                                                                -----------
Communication Equipment -- 3.3%
 Emulex Corp.+.........................................  53,000   1,745,290
 Microtune, Inc.+...................................... 131,800   1,893,966
 Nokia Corp., ADR......................................  72,700   1,507,798
                                                                -----------
                                                                  5,147,054
                                                                -----------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
Computer Software -- 8.5%
 Adobe Systems, Inc....................................  58,300 $ 2,348,907
 Affiliated Computer Services Inc., Class A+...........  49,800   2,795,274
 Interwoven, Inc.......................................  77,000     385,000
 Intuit, Inc.+.........................................  62,700   2,405,172
 J.D. Edwards & Co.+................................... 180,400   3,254,416
 Omnicell, Inc.+....................................... 125,800     934,694
 Siebel Systems, Inc.+.................................  40,000   1,304,400
                                                                -----------
                                                                 13,427,863
                                                                -----------
Computers & Business Equipment -- 0.1%
 Synaptics, Inc.+......................................  10,000     172,500
                                                                -----------
Education -- 2.8%
 Apollo Group, Inc., Class A...........................  25,100   1,344,105
 Career Education Corp.+...............................  45,000   1,782,000
 Princeton Review, Inc.+............................... 146,500   1,274,550
                                                                -----------
                                                                  4,400,655
                                                                -----------
Electronics -- 4.0%
 ATMI, Inc.+...........................................  82,300   2,588,335
 EDO Corp..............................................  25,000     675,250
 QLogic Corp.+.........................................  15,100     747,752
 Symbol Technologies, Inc..............................  82,900     931,796
 Triquint Semiconductor, Inc.+......................... 112,500   1,351,125
                                                                -----------
                                                                  6,294,258
                                                                -----------
Energy Services -- 8.6%
 BJ Services Co.+......................................  44,700   1,540,809
 ENSCO International, Inc..............................  67,000   2,019,380
 GlobalSantaFe Corp....................................  45,489   1,487,474
 Grant Prideco, Inc.+..................................  61,100     835,848
 Nabors Industries, Inc.+..............................  49,800   2,104,050
 Patterson-UTI Energy, Inc.+...........................  59,900   1,781,426
 Smith International, Inc.+............................  27,500   1,863,125
 Weatherford International, Inc.+......................  40,300   1,919,489
                                                                -----------
                                                                 13,551,601
                                                                -----------
Financial Services -- 5.5%
 Concord EFS, Inc.+....................................  54,600   1,815,450
 Morgan Stanley, Dean Witter & Co......................  28,900   1,656,259
 Northern Trust Corp...................................  26,000   1,562,860
 The Charles Schwab Corp...............................  52,800     691,152
 USA Education, Inc....................................  30,100   2,943,780
                                                                -----------
                                                                  8,669,501
                                                                -----------
Food, Beverage & Tobacco -- 0.4%
 Constellation Brands, Inc., Class A+..................  12,400     681,504
                                                                -----------
Health Services -- 1.6%
 Caremark Rx, Inc.+....................................  89,200   1,739,400
 Trigon Healthcare, Inc.+..............................  11,600     856,312
                                                                -----------
                                                                  2,595,712
                                                                -----------

      SunAmerica New Century Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK (continued)
Household Products -- 1.0%
 Yankee Candle, Inc.+..................................  71,600 $ 1,656,108
                                                                -----------
Internet Content -- 1.0%
 Openwave Systems, Inc.+...............................  35,900     228,324
 Sonicwall, Inc.+...................................... 110,000   1,434,400
                                                                -----------
                                                                  1,662,724
                                                                -----------
Internet Software -- 3.8%
 Documentum, Inc.+.....................................  81,900   2,084,355
 Entrade, Inc.+*#......................................  40,000      20,880
 i2 Technologies, Inc.+................................  63,800     322,828
 Matrixone, Inc.+......................................  92,200     822,424
 Networks Associates, Inc.+............................  83,300   2,015,860
 Yahoo!, Inc.+.........................................  43,600     805,292
                                                                -----------
                                                                  6,071,639
                                                                -----------
Leisure & Tourism -- 6.5%
 Atlantic Coast Airlines Holdings, Inc.+...............  56,600   1,357,268
 Host Marriott Corp.................................... 119,000   1,422,050
 International Game Technology+........................  20,600   1,283,792
 Mesa Air Group, Inc.+.................................  75,000     840,000
 Skywest, Inc..........................................  63,700   1,588,041
 Southwest Airlines Co................................. 111,800   2,163,330
 Starwood Hotels & Resorts, Inc........................  42,300   1,590,903
                                                                -----------
                                                                 10,245,384
                                                                -----------
Machinery -- 2.0%
 Donaldson Co., Inc....................................  41,100   1,652,631
 Navistar International Corp., Inc.+...................  34,000   1,506,200
                                                                -----------
                                                                  3,158,831
                                                                -----------
Medical Products -- 4.7%
 Boston Scientific Corp.+..............................  45,300   1,136,577
 DENTSPLY International, Inc...........................  76,050   2,818,413
 Johnson & Johnson Co..................................  28,690   1,863,416
 St. Jude Medical, Inc.+...............................  20,300   1,566,145
                                                                -----------
                                                                  7,384,551
                                                                -----------
Pharmaceuticals -- 4.8%
 Abbott Laboratories, Inc..............................  37,100   1,951,460
 IDEC Pharmaceuticals Corp.+...........................  52,100   3,350,030
 MedImmune, Inc.+......................................  50,500   1,986,165
 Myriad Genetics, Inc.+................................   7,400     247,974
                                                                -----------
                                                                  7,535,629
                                                                -----------
Restaurants -- 1.2%
 McDonald's Corp.......................................  68,200   1,892,550
                                                                -----------

                                                    Shares/
                                                   Principal
                                                     Amount        Value
             Security Description                (in thousands)   (Note 3)
----------------------------------------------------------------------------
Retail Stores -- 7.8%
 American Eagle Outfitters, Inc.+...............      27,100    $    671,267
 Barnes & Noble, Inc.+..........................      34,200       1,059,858
 Coach, Inc.+...................................      57,300       2,905,683
 Gymboree Corp.+................................     109,200       1,610,700
 Pacific Sunwear of California+.................      63,400       1,559,640
 Stage Stores, Inc.+............................      68,300       1,816,780
 Too, Inc.+.....................................      50,800       1,498,092
 Williams Sonoma, Inc.+.........................      25,100       1,154,349
                                                                ------------
                                                                  12,276,369
                                                                ------------
Telecommunications -- 1.3%
 General Motors Corp., Class H+.................      77,500       1,274,875
 QUALCOMM, Inc.+................................      20,200         760,328
                                                                ------------
                                                                   2,035,203
                                                                ------------
Transportation -- 3.0%
 Arkansas Best Corp.+...........................      63,100       1,753,549
 Heartland Express, Inc.+.......................      65,913       1,315,623
 Offshore Logistics, Inc.+......................      38,600         831,830
 Werner Enterprises, Inc........................      38,667         810,067
                                                                ------------
                                                                   4,711,069
                                                                ------------
Utilities -- 0.8%
 American Water Works, Inc......................      29,500       1,292,100
                                                                ------------
Total Investment Securities -- 98.5%
   (cost $146,242,252)..........................                 155,885,731
                                                                ------------
REPURCHASE AGREEMENT -- 2.6%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3) (cost $4,156,000)..    $  4,156       4,156,000
                                                                ------------
TOTAL INVESTMENTS -- (cost $150,398,252)               101.1%    160,041,731
Liabilities in excess of other assets...........        (1.1)     (1,741,049)
                                                    --------    ------------
NET ASSETS --                                          100.0%   $158,300,682
                                                    ========    ============

--------
+  Non-income producing security
#  Fair valued Security: See Note 3
* Securities exempt registration under Rule 144A of the Securities Act of 1933. These Securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

      SunAmerica Growth and Income Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK -- 99.6%
Aerospace & Military Technology -- 3.6%
 Boeing Co.............................................  60,000 $ 2,895,000
 Lockheed Martin Corp..................................  85,000   4,894,300
 Raytheon Co...........................................  65,000   2,668,250
 United Technologies Corp..............................  40,000   2,968,000
                                                                -----------
                                                                 13,425,550
                                                                -----------
Automotive -- 1.7%
 Ford Motor Co......................................... 210,000   3,462,900
 General Motors Corp...................................  50,000   3,022,500
                                                                -----------
                                                                  6,485,400
                                                                -----------
Banks -- 5.2%
 Bank of America Corp.................................. 150,000  10,203,000
 Bank One Corp.........................................  93,900   3,923,142
 FleetBoston Financial Corp............................ 160,000   5,600,000
                                                                -----------
                                                                 19,726,142
                                                                -----------
Broadcasting & Media -- 5.9%
 AOL Time Warner, Inc.+................................ 100,000   2,365,000
 Clear Channel Communications, Inc.+................... 133,800   6,878,658
 Comcast Corp., Class A+...............................  55,000   1,749,000
 Liberty Media Corp., Class A+......................... 285,100   3,603,664
 Omnicom Group.........................................  20,000   1,888,000
 Viacom, Inc., Class B+................................ 120,000   5,804,400
                                                                -----------
                                                                 22,288,722
                                                                -----------
Business Services -- 1.8%
 Aramark Corp.+........................................  38,000   1,003,200
 Cendant Corp.+........................................ 100,000   1,920,000
 Masco Corp............................................ 140,000   3,843,000
                                                                -----------
                                                                  6,766,200
                                                                -----------
Chemicals -- 3.6%
 du Pont (E.I.) de Nemours & Co........................  50,000   2,357,500
 Engelhard Corp........................................  75,000   2,327,250
 IMC Global, Inc....................................... 300,000   4,425,000
 Praxair, Inc..........................................  75,000   4,485,000
                                                                -----------
                                                                 13,594,750
                                                                -----------
Computer Software -- 3.3%
 Microsoft Corp.+...................................... 210,000  12,665,100
                                                                -----------
Computers & Business Equipment -- 4.8%
 Dell Computer Corp.+.................................. 165,000   4,308,150
 Intel Corp............................................ 260,000   7,906,600
 International Business Machines Corp..................  58,900   6,125,600
                                                                -----------
                                                                 18,340,350
                                                                -----------
Conglomerate -- 2.0%
 General Electric Co................................... 200,000   7,490,000
                                                                -----------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
Electronics -- 1.7%
 Texas Instruments, Inc................................ 195,000 $ 6,454,500
                                                                -----------
Energy Services -- 4.5%
 ENSCO International, Inc.............................. 245,000   7,384,300
 Nabors Industries, Inc.+.............................. 175,000   7,393,750
 Tidewater, Inc........................................  50,000   2,117,500
                                                                -----------
                                                                 16,895,550
                                                                -----------
Energy Sources -- 5.6%
 ChevronTexaco Corp....................................  70,000   6,318,900
 El Paso Corp..........................................  97,500   4,292,925
 Exxon Mobil Corp...................................... 100,000   4,383,000
 Ocean Energy, Inc..................................... 320,000   6,332,800
                                                                -----------
                                                                 21,327,625
                                                                -----------
Financial Services -- 13.2%
 American Express Co...................................  55,000   2,252,800
 Citigroup, Inc........................................ 300,000  14,856,000
 Household International, Inc.+........................ 145,000   8,236,000
 J.P. Morgan Chase & Co., Inc.......................... 100,000   3,565,000
 Lehman Brothers Holdings, Inc.........................  45,000   2,908,800
 Merrill Lynch & Co., Inc.............................. 116,300   6,440,694
 Morgan Stanley, Dean Witter & Co......................  60,000   3,438,600
 Schwab, Charles Corp.................................. 300,000   3,927,000
 Wells Fargo & Co......................................  88,200   4,357,080
                                                                -----------
                                                                 49,981,974
                                                                -----------
Food, Beverage & Tobacco -- 8.1%
 Anheuser-Busch Cos., Inc.............................. 100,000   5,220,000
 Coca-Cola Co.......................................... 100,000   5,226,000
 Diageo Plc ADR........................................  85,000   4,459,950
 PepsiCo, Inc.......................................... 100,000   5,150,000
 Philip Morris Cos., Inc............................... 200,000  10,534,000
                                                                -----------
                                                                 30,589,950
                                                                -----------
Forest Products -- 0.6%
 International Paper Co................................  50,000   2,150,500
                                                                -----------
Household Products -- 0.6%
 Gillette Co...........................................  70,000   2,380,700
                                                                -----------
Insurance -- 0.6%
 St. Paul Cos., Inc....................................  50,000   2,292,500
                                                                -----------
Machinery -- 2.1%
 Caterpillar, Inc......................................  50,000   2,842,500
 Deere & Co............................................  90,000   4,099,500
 SPX Corp.+............................................   8,200   1,160,956
                                                                -----------
                                                                  8,102,956
                                                                -----------

      SunAmerica Growth and Income Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK (continued)
Medical Products -- 2.7%
 Amgen, Inc.+..........................................  70,000 $ 4,177,600
 Johnson & Johnson Co..................................  90,000   5,845,500
                                                                -----------
                                                                 10,023,100
                                                                -----------
Pharmaceuticals -- 9.3%
 Abbott Laboratories, Inc..............................  50,000   2,630,000
 Alcon, Inc.+..........................................  80,000   2,708,000
 Bristol-Myers Squibb Co...............................  41,100   1,664,139
 Genentech, Inc.+......................................  70,000   3,531,500
 Merck & Co., Inc......................................  50,000   2,879,000
 Pfizer, Inc........................................... 210,950   8,383,153
 Pharmacia Corp........................................ 100,000   4,508,000
 Schering-Plough Corp.................................. 101,700   3,183,210
 Wyeth.................................................  88,200   5,790,330
                                                                -----------
                                                                 35,277,332
                                                                -----------
Restaurants -- 0.7%
 McDonald's Corp....................................... 100,000   2,775,000
                                                                -----------
Retail Stores -- 12.0%
 American Eagle Outfitters, Inc.+...................... 100,000   2,477,000
 Best Buy Co., Inc.+...................................  45,000   3,564,000
 Federated Department Stores, Inc.+....................  50,000   2,042,500
 Foot Locker, Inc.+....................................  55,000     889,900
 Home Depot, Inc....................................... 138,000   6,708,180
 Kohls Corp.+..........................................  37,000   2,632,550
 Office Depot, Inc.+................................... 200,000   3,970,000
 Sears, Roebuck & Co...................................  80,000   4,101,600
 Sysco Corp............................................ 130,000   3,876,600
 Target Corp...........................................  80,000   3,449,600
 Wal-Mart Stores, Inc.................................. 188,000  11,522,520
                                                                -----------
                                                                 45,234,450
                                                                -----------
Telecommunications -- 4.1%
 AT&T Corp............................................. 160,000   2,512,000
 Cable & Wireless Plc ADR.............................. 150,000   1,476,000
 Cisco Systems, Inc.+.................................. 200,000   3,386,000
 SBC Communications, Inc...............................  80,000   2,995,200
 Verizon Communications, Inc........................... 109,454   4,996,575
                                                                -----------
                                                                 15,365,775
                                                                -----------
Transportation -- 0.5%
 Burlington Northern Santa Fe Corp.....................  60,000   1,810,800
                                                                -----------
Utilities -- 1.4%
 Alliant Corp..........................................  97,000   2,931,340
 Sierra Pacific Resources.............................. 160,000   2,414,400
                                                                -----------
                                                                  5,345,740
                                                                -----------

                                                    Shares/
                                                   Principal
                                                     Amount        Value
             Security Description                (in thousands)   (Note 3)
----------------------------------------------------------------------------
Total Investment Securities -- 99.6%
   (cost $373,987,223)..........................                $376,790,666
                                                                ------------
REPURCHASE AGREEMENTS -- 1.0%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3)....................     $  721          721,000
 Joint Repurchase Agreement with UBS Warburg,
   Inc. (Note 3)................................      3,000        3,000,000
                                                                ------------
Total Repurchase Agreements
   (cost $3,721,000)............................                   3,721,000
                                                                ------------
TOTAL INVESTMENTS --
   (cost $377,708,223)..........................      100.6%     380,511,666
Liabilities in excess of other assets...........       (0.6)      (2,099,975)
                                                     ------     ------------
NET ASSETS --                                         100.0%    $378,411,691
                                                     ======     ============

--------
+  Non-Income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

      SunAmerica "Dogs" of Wall Street Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK -- 97.9%
Automotive -- 3.8%
 General Motors Corp................................... 41,102 $  2,484,616
                                                               ------------
Business Services -- 13.3%
 Avery Dennison Corp................................... 35,778    2,183,531
 Bemis Co., Inc........................................ 40,636    2,208,567
 Genuine Parts Co...................................... 54,819    2,015,695
 Pitney Bowes, Inc..................................... 53,337    2,282,823
                                                               ------------
                                                                  8,690,616
                                                               ------------
Chemicals -- 10.5%
 du Pont (E.I.) de Nemours & Co........................ 47,156    2,223,405
 PPG Industries, Inc................................... 39,327    2,159,446
 Rohm and Haas Co...................................... 57,914    2,448,025
                                                               ------------
                                                                  6,830,876
                                                               ------------
Conglomerate -- 3.7%
 Textron, Inc.......................................... 47,423    2,423,315
                                                               ------------
Electronics -- 3.1%
 Emerson Electric Co................................... 34,969    2,006,871
                                                               ------------
Energy Sources -- 3.4%
 Exxon Mobil Corp...................................... 50,547    2,215,475
                                                               ------------
Entertainment Products -- 3.1%
 Eastman Kodak Co...................................... 65,971    2,056,316
                                                               ------------
Financial Services -- 3.0%
 J.P. Morgan Chase & Co., Inc.......................... 55,014    1,961,249
                                                               ------------
Food, Beverage & Tobacco -- 13.7%
 Brown-Forman Corp., Class B........................... 32,145    2,338,870
 ConAgra, Inc.......................................... 84,136    2,040,298
 Philip Morris Cos., Inc............................... 43,704    2,301,890
 UST, Inc.............................................. 57,600    2,242,368
                                                               ------------
                                                                  8,923,426
                                                               ------------
Forest Products -- 3.3%
 International Paper Co................................ 49,441    2,126,457
                                                               ------------
Household Products -- 10.4%
 Clorox Co............................................. 50,779    2,215,488
 Newell Rubbermaid, Inc................................ 72,281    2,310,100
 Procter & Gamble Co................................... 25,288    2,278,196
                                                               ------------
                                                                  6,803,784
                                                               ------------

                                                    Shares/
                                                   Principal
                                                     Amount       Value
             Security Description                (in thousands)  (Note 3)
--------------------------------------------------------------------------
Machinery -- 3.3%
 Caterpillar, Inc...............................     37,803     $ 2,149,101
                                                                -----------
Metals & Mining -- 3.0%
 Minnesota Mining & Manufacturing Co............     16,766       1,928,258
                                                                -----------
Pharmaceuticals -- 5.4%
 Bristol-Myers Squibb Co........................     38,817       1,571,700
 Merck & Co., Inc...............................     33,783       1,945,225
                                                                -----------
                                                                  3,516,925
                                                                -----------
Retail Stores -- 9.2%
 Albertsons, Inc................................     62,604       2,074,697
 May Department Stores Co.......................     53,835       1,876,150
 Sherwin-Williams Co............................     71,917       2,048,196
                                                                -----------
                                                                  5,999,043
                                                                -----------
Telecommunications -- 5.7%
 Alltel Corp....................................     32,361       1,797,654
 SBC Communications, Inc........................     50,918       1,906,370
                                                                -----------
                                                                  3,704,024
                                                                -----------
Total Investment Securities -- 97.9%
   (cost $61,103,290)...........................                 63,820,352
                                                                -----------
REPURCHASE AGREEMENTS -- 2.1%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3)....................    $   346         346,000
 Joint Repurchase Agreement with UBS Warburg,
   Inc. (Note 3)................................      1,000       1,000,000
                                                                -----------
Total Repurchase Agreements
   (cost $1,346,000)............................                  1,346,000
                                                                -----------
TOTAL INVESTMENTS  --
   (cost $62,449,290)...........................      100.0%     65,166,352
Other assets less liabilities...................        0.0          12,201
                                                    -------     -----------
NET ASSETS --                                         100.0%    $65,178,553
                                                    =======     ===========

See Notes to Financial Statements

      SunAmerica International Equity Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

                                                                    Value
                 Security Description                    Shares    (Note 3)
----------------------------------------------------------------------------
COMMON STOCK -- 96.3%
Australia -- 2.5%
 AMP Bank Ltd. (Finance)(1)............................       540 $         0
 Commonwealth Bank of Australia (Finance)..............   175,900   3,007,565
                                                                  -----------
                                                                    3,007,565
                                                                  -----------
Austria -- 0.6%
 Telekom Austria (Information Technology)+.............    81,000     659,311
                                                                  -----------
Belgium -- 2.6%
 Dexia (Finance).......................................    54,100     815,245
 Interbrew (Consumer Staples)+.........................    82,600   2,283,061
                                                                  -----------
                                                                    3,098,306
                                                                  -----------
Brazil -- 0.6%
 Votorantim Celulose e Papel SA ADR....................
   (Materials).........................................    37,700     706,498
                                                                  -----------
Finland -- 1.0%
 Nokia Corp. ADR (Information Technology)..............    57,200   1,186,328
                                                                  -----------
France -- 11.0%
 Aventis SA (Healthcare)...............................    39,560   2,727,566
 BNP Paribas SA (Finance)+.............................    71,800   3,619,068
 Sanofi-Synthelabo SA (Healthcare)+....................    29,800   1,909,360
 Total Fina Elf SA (Energy)+...........................    27,700   4,268,220
 Vivendi Universal (Multi-industry)....................    13,800     535,566
                                                                  -----------
                                                                   13,059,780
                                                                  -----------
Germany -- 7.8%
 Altana AG (Healthcare)+...............................    22,900   1,231,023
 Infineon Technologies AG (Information Technology)+....    62,000   1,402,247
 Muenchener Ruckversicherungs- Gesellschaft AG
   (Finance)+..........................................    16,500   4,101,950
 SAP AG (Information Technology)+......................     6,000     906,765
 Siemens AG (Multi-industry)...........................    25,500   1,687,126
                                                                  -----------
                                                                    9,329,111
                                                                  -----------
Hong Kong -- 2.4%
 Cheung Kong (Holdings) Ltd............................
 (Real Estate)+........................................    97,600     872,797
 China Travel International Investment Hong Kong, Ltd.
   (Industrial & Commercial)........................... 4,854,000   1,026,841
 Peregrine Investments Holdings Ltd. (Finance)+(1).....    91,000           0
 Sino Land Co., Ltd. (Real Estate)+.................... 2,608,000     986,390
                                                                  -----------
                                                                    2,886,028
                                                                  -----------

                                                                    Value
                  Security Description                    Shares   (Note 3)
-----------------------------------------------------------------------------
Hungary -- 1.0%
 OTP Bank (Finance)...................................... 157,000 $ 1,208,146
                                                                  -----------
India -- 2.7%
 Itc, Ltd. (Finance).....................................  60,300     889,425
 Ranbaxy Laboratories, Ltd. (Healthcare)+................ 112,800   2,289,840
                                                                  -----------
                                                                    3,179,265
                                                                  -----------
Israel -- 1.1%
 Taro Pharmaceutical Industries, Ltd. (Healthcare)+......  47,700   1,352,295
                                                                  -----------
Japan -- 13.3%
 Aoyama Trading Co., Ltd. (Consumer Discretionary)+......  53,315     517,734
 Bridgestone Corp. (Consumer Discretionary)+.............  85,600   1,161,684
 Familymart Co. (Consumer Discretionary).................  43,340     702,537
 Hosiden Corp. (Information Technology)..................  30,000     480,642
 Hoya Corp. (Healthcare).................................  25,100   1,754,265
 Mabuchi Motor Co., Ltd. (Information Technology)........  19,800   1,806,310
 NGK Spark Plug Co., Ltd. (Information Technology).......  97,000     794,225
 Nipponkoa Insurance Co., Ltd. (Finance)................. 341,000   1,228,921
 Nissan Motor Co., Ltd. (Consumer Discretionary)+........ 231,000   1,668,474
 NTT DoCoMo, Inc. (Information Technology)+..............     220     597,128
 Orix Corp. (Finance)....................................  16,400   1,229,057
 Secom Co., Ltd. (Consumer Goods)........................  17,000     751,084
 Sony Corp. (Information Technology)+....................  15,200     789,596
 Toshiba Corp. (Information Technology)+................. 186,000     778,301
 UFJ Holdings, Inc. (Finance)+...........................     300     719,267
 Uni-Charm Corp. (Consumer Staples)......................  29,170     800,534
                                                                  -----------
                                                                   15,779,759
                                                                  -----------
Korea -- 4.2%
 Hankuk Electric Glass Co., Ltd. (Information Technology)  27,100   2,213,918
 LG Household & Health Care, Ltd. (Consumer Staples).....  17,500     583,113
 LG Investment & Securities Co., Ltd. (Finance)+......... 132,800   2,149,713
                                                                  -----------
                                                                    4,946,744
                                                                  -----------

      SunAmerica International Equity Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                    Value
                 Security Description                    Shares    (Note 3)
----------------------------------------------------------------------------
COMMON STOCK (continued)
Mexico -- 2.1%
 Grupo Televisa SA de CV ADR (Information &
   Entertainment)+.....................................    21,600 $ 1,047,816
 Wal-Mart de Mexico SA de CV (Consumer Discretionary)..   435,700   1,430,981
                                                                  -----------
                                                                    2,478,797
                                                                  -----------
Netherlands -- 9.0%
 ING Groep NV (Finance)................................    67,400   1,830,662
 Koninklijke (Royal) Philips Electronics NV
   (Information Technology)............................    64,100   1,951,405
 Royal Dutch Petroleum Co. (Energy)+...................    86,700   4,736,162
 Vedior NV (Industrial & Commercial)+..................    47,500     640,943
 VNU NV (Information & Entertainment)+.................    48,200   1,527,363
                                                                  -----------
                                                                   10,686,535
                                                                  -----------
Norway -- 3.7%
 Norske Skogindustrier ASA (Materials).................   234,500   4,439,079
                                                                  -----------
Registered Investment Company -- 0.3%
  SSgA Money Market Fund...............................   303,274     303,274
                                                                  -----------
Singapore -- 1.0%
 United Overseas Bank, Ltd. (Finance)..................   149,000   1,228,233
                                                                  -----------
South Africa -- 1.5%
 African Bank Investments, Ltd. (Finance).............. 1,053,200     494,203
 Alexander Forbes, Ltd. (Finance)......................   448,730     518,488
 Kumba Resources, Ltd. (Materials).....................   181,325     750,090
                                                                  -----------
                                                                    1,762,781
                                                                  -----------
Spain -- 5.8%
 Tabacalera SA (Consumer Staples)......................   135,000   2,473,885
 Telefonica SA (Utilities)+............................   158,300   1,770,834
 Union Electrica Fenosa SA (Utilities)+................   161,700   2,605,615
                                                                  -----------
                                                                    6,850,334
                                                                  -----------
Sweden -- 0.5%
 Ericsson LM Telecommunications Co., Class B
   (Information Technology)+...........................   146,200     617,389
                                                                  -----------
Switzerland -- 9.6%
 Givaudan SA (Materials)+..............................    10,205   3,271,416
 Nestle SA (Consumer Staples)+.........................     7,970   1,769,534
 Novartis AG (Healthcare)+.............................    77,400   3,039,484
 STMicroelectronics NV (Information Technology)........    22,300     756,416
 UBS AG (Finance)......................................    52,400   2,575,672
                                                                  -----------
                                                                   11,412,522
                                                                  -----------

                                                                     Value
                Security Description                    Shares      (Note 3)
-----------------------------------------------------------------------------
Thailand -- 1.2%
 Advanced Information Service PLC
   (Information Technology)..........................  1,350,300  $  1,458,274
                                                                  ------------
United Kingdom -- 10.8%
 British Sky Broadcasting Group PLC (Information &
   Entertainment)+...................................    140,000     1,658,675
 Centrica PLC (Utilities)+...........................    461,900     1,496,372
 HSBC Holdings PLC (Finance).........................    154,500     1,786,465
 Invensys PLC (Industrial & Commercial)+.............    899,000     1,587,419
 Railtrack Group PLC(1) (Consumer Discretionary)+....      2,932            42
 Royal Bank of Scotland Group PLC (Finance)+.........    145,550     3,747,320
 Vodafone Group PLC ADR (Information Technology).....    138,300     2,548,869
                                                                  ------------
                                                                    12,825,162
                                                                  ------------
Total Common Stock
   (cost $110,050,960)...............................              114,461,516
                                                                  ------------
PREFERRED STOCK -- 0.7%
Brazil
 Banco Itau SA (Finance)+(1) (cost $815,188)......... 10,200,000       814,157
                                                                  ------------
WARRANTS -- 0.0%
France
 Vivendi Environment (Utilities)+ (cost $1,589)......      2,625           914
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $110,867,737)...............................       97.0%  115,276,587
Other assets less liabilities........................        3.0     3,635,472
                                                      ----------  ------------
NET ASSETS --                                              100.0% $118,912,059
                                                      ==========  ============

--------
 +  Non-income producing security
ADR ("American Depositary Receipt")
(1) Fair valued security; see Note 3

See Notes to Financial Statements

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

Note 1. Organization

   SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of seven different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund") and SunAmerica International Equity Fund ("International Equity Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

   Balanced Assets Fund seeks capital appreciation and conservation of principle, maintaining a balanced portfolio of equity securities issued by companies that demonstrate the potential for capital appreciation and of high quality bonds.
   Blue Chip Growth Fund seeks capital appreciation, primarily investing in equity securities of large-cap, Blue Chip companies.
   Growth Opportunities Fund seeks capital appreciation, primarily investing in equity securities of mid-cap companies.
   New Century Fund seeks capital appreciation, investing in equity securities without regard to market capitalization.
   Growth and Income Fund seeks capital appreciation and current income, investing in equity securities that pay dividends, offer the potential for capital appreciation, and are believed to be undervalued.
   "Dogs" of Wall Street Fund seeks high total return (including capital appreciation and current income), employing a "buy and hold" strategy with thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market.
   International Equity Fund seeks capital appreciation, investing a majority of its total assets in foreign equity securities without regard to market capitalization.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

   Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.
   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.
   Class I, Class Z, and Class X are offered at net asset value per share.
     These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class I, Class Z and Class X.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The Balanced Assets Fund, the Blue Chip Growth Fund, the Growth Opportunities Fund, and Growth and Income Fund, acquired all of the assets and liabilities of the North American Balanced Fund ("NA Balanced Fund"), the North American Large Cap Growth Fund ("NA Large Cap Growth Fund"), the North American Mid Cap Growth Fund ("NA Mid Cap Growth Fund") and the North American Growth & Income Fund ("NA Growth & Income Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities.

   The SunAmerica Style Select Series, Inc. International Equity Portfolio, ("SA International Equity Portfolio") was reorganized into the SunAmerica International Equity Fund ("International Equity Fund"), a newly created portfolio of the SunAmerica Equity Funds. The International Equity Fund acquired all of the assets and liabilities of the North American Global Equity Fund ("NA Global Equity Fund"), the North American International Equity Fund ("NA International Equity Fund") and the North American International Small Cap Fund ("NA International Small Cap Fund"). In conjunction with the reorganization, the SA International Equity Portfolio is the surviving entity.

   All shares of the NA Funds Class A, Class B, Class C and Class I were exchanged, tax free, for shares of the surviving SA Funds Class A, Class B, Class I and Class II shares, respectively.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

    Net assets of SA Balanced Assets Fund prior to merger............................ $371,042,518
    Net assets of NA Balanced Fund prior to merger................................... $ 45,882,834
                                                                                      ------------
    Aggregate net assets of SA Balanced Assets Fund following the acquisition........ $416,925,352
                                                                                      ------------
    Unrealized depreciation in NA Balanced Fund...................................... $ (1,150,770)

    Net assets of SA Blue Chip Growth Fund prior to merger........................... $140,372,588
    Net assets of NA Large Cap Growth Fund prior to merger........................... $ 49,623,653
                                                                                      ------------
    Aggregate net assets of SA Blue Chip Growth Fund following the acquisition....... $189,996,241
                                                                                      ------------
    Unrealized depreciation in NA Large Cap Growth Fund.............................. $   (664,756)

    Net assets of SA Growth Opportunities Fund prior to merger....................... $209,788,850
    Net assets of NA Mid Cap Growth Fund prior to merger............................. $ 36,916,105
                                                                                      ------------
    Aggregate net assets of SA Growth Opportunities Fund following the acquisition... $246,704,955
                                                                                      ------------
    Unrealized depreciation in NA Mid Cap Growth Fund................................ $(12,626,899)

    Net assets of SA Growth and Income Fund prior to merger.......................... $220,505,849
    Net assets of NA Growth & Income Fund prior to merger............................ $211,587,665
                                                                                      ------------
    Aggregate net assets of SA Growth and Income Fund following the acquisition...... $432,093,514
                                                                                      ------------

    Unrealized appreciation in NA Growth & Income Fund............................... $ 32,484,119

    Net assets of SA International Equity Portfolio prior to merger.................. $ 70,062,710
    Net assets of NA Global Equity Fund prior to merger.............................. $ 16,132,268
    Net assets of NA International Equity Fund prior to merger....................... $ 39,407,291
    Net assets of NA International Small Cap Fund prior to merger.................... $ 12,430,366
                                                                                      ------------
    Aggregate net assets of NA International Equity Fund following the acquisition... $138,032,635
                                                                                      ------------
    Unrealized depreciation in NA Global Equity Fund................................. $   (648,941)
    Unrealized depreciation in NA International Equity Fund.......................... $ (9,929,038)
    Unrealized appreciation in NA International Small Cap Fund....................... $    690,813

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2002, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 0.1%, 0.1%, 0.2%, 2.0%, 0.3% and 0.2% undivided interest, respectively, which represented $200,000, $240,000, $503,000, $4,156,000, $721,000 and $346,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement 1.75% dated 3/28/02, in the principal amount of $210,427,000, repurchase price $210,467,916 due 4/01/02, collateralized by $61,760,000 U.S. Treasury Bills 1.66% due 5/09/02, $154,210,000 U.S. Treasury Bills 1.72% due 8/15/02, which together have an approximate market value of $214,659,025.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


   As of March 31, 2002, Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, and "Dogs" of Wall Street Fund had a 7.5%, 16.5%, 1.5% and 0.5% undivided interest, respectively, which represented $15,000,000, $33,000,000, $3,000,000 and $1,000,000, respectively, in principal amount in a joint repurchase agreement with UBS Warburg, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   UBS Warburg, Inc. Repurchase Agreement, 1.82% dated 3/28/02, in the principal amount of $200,000,000, repurchase price $200,040,044 due 4/01/02, collateralized by $93,738,000 U.S. Treasury Bonds 7.50% due 11/15/16, $100,000,000 U.S. Treasury Bonds 5.50% due 8/15/28, which together have an approximate market value of $204,001,495.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds within the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

   The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 --(unaudited) (continued)
--------------------------------------------------------------------------------


   Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

   The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   For the fiscal year ended September 30, 2001, except for the International Equity Fund, which is for the fiscal year ended October 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                     Accumulated   Accumulated
                                    Undistributed Undistributed     Paid
                                    Net Realized  Net Investment     In
                                      Gain/Loss       Income       Capital
                                    ------------- -------------- -----------
Balanced Assets Fund...............  $  (326,123)   $  326,123   $        --
Blue Chip Growth Fund..............   (1,700,221)      696,497     1,003,724
Growth Opportunities Fund..........      100,961     2,532,906    (2,633,867)
New Century Fund...................       19,946     1,047,207    (1,067,153)
Growth and Income Fund.............           --     1,758,434    (1,758,434)
"Dogs" of Wall Street Fund.........           --            --            --
International Equity Fund..........      (35,476)      952,627      (917,151)

   Investment Securities Loaned: During the six months ended March 31, 2002, the Balanced Assets Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Fund receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Fund may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Fund may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   As of March 31, 2002, the Balanced Assets Fund did not have any loaned securities outstanding.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Forward Foreign Currency Contracts: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures market involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund and International Equity Fund which pay at an annual rate of .35% and 1.00%, respectively, of the Fund's average daily net assets. For the period ended March 31, 2002, SAAMCo earned fees in the amounts stated on the Statement of Operations. The

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

   International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AIGGIC receives an annual fee of .47% of the average daily net assets of the Fund, which is paid by SAAMCo.

   For the period ended March 31, 2002, SAAMCo has agreed to reimburse expenses as follows:

                                                               Total
                                                              -------
           Balanced Assets Class II.......................... $ 1,722
           Balanced Assets Class I...........................   3,281
           Blue Chip Growth Class II.........................     433
           Blue Chip Growth Class I..........................   4,904
           Growth Opportunities I............................   4,947
           New Century Fund II...............................   3,747
           New Century Fund I................................   5,633
           New Century Fund Z................................  13,013
           Growth and Income Class I.........................   3,539
           Growth and Income Class Z.........................  11,734
           "Dogs" of Wall Street Class A.....................  14,732
           "Dogs" of Wall Street Class B.....................  30,817
           "Dogs" of Wall Street Class II....................  31,187
           International Equity A............................   4,605
           International Equity B............................   5,517
           International Equity II...........................   7,347
           International Equity I............................   4,449

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

   such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended March 31, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing additional shareholder services to Class I shareholders. For the period ended March 31, 2002 SACS earned fees (see statement of operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the period ended March 31, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                 Class A                      Class B
                               ------------------------------------------- -------------
                                                                            Contingent
                                               Affiliated   Non-affiliated   Deferred
                               Sales Charges Broker-dealers Broker-dealers Sales Charges
                               ------------- -------------- -------------- -------------
Balanced Assets Fund..........   $303,875       $193,692       $68,550       $107,258
Blue Chip Growth Fund.........     72,389         31,411        31,335         70,530
Growth Opportunities Fund.....    173,564         76,919        70,870        120,376
New Century Fund..............     59,048         30,857        20,320         30,723
Growth and Income Fund........    108,050         53,525        39,074        258,433
"Dogs" of Wall Street Fund....     53,353         15,057        29,945         50,690
International Equity Fund.....     36,781         16,373        14,375         66,065
                                                       Class II
                               ---------------------------------------------------------
                                                                            Contingent
                                               Affiliated   Non-affiliated   Deferred
                               Sales Charges Broker-dealers Broker-dealers Sales Charges
                               ------------- -------------- -------------- -------------
Balanced Assets Fund..........   $ 15,555       $  8,118       $ 7,437       $ 12,265
Blue Chip Growth Fund.........     22,254         10,801        11,453          3,168
Growth Opportunities Fund.....     23,080          8,889        14,191         14,066
New Century Fund..............      2,824            776         2,048          1,539
Growth and Income Fund........     22,009          5,213        16,796         12,702
"Dogs" of Wall Street Fund....      7,610            857         6,753          1,916
International Equity Fund.....     22,434          6,631        15,803          8,138

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the period ended March 31, 2002, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                         Payable at
                                                Expenses                               March 31, 2002
                               ------------------------------------------ ----------------------------------------
Fund                           Class A  Class B  Class II Class I Class X Class A Class B Class II Class I Class X
----                           -------- -------- -------- ------- ------- ------- ------- -------- ------- -------
Balanced Assets Fund.......... $262,653 $110,076 $43,447  $ 3,981   $--   $44,407 $18,357 $ 8,210     937    $--
Blue Chip Growth Fund.........  101,085   54,994  13,839   12,798    --    17,504  10,145   2,744   3,362     --
Growth Opportunities Fund.....  113,653   77,717  44,109    6,971     8    19,157  13,760   7,785   1,690      8
New Century Fund..............  118,351   45,045   5,068    3,251    --    20,192   7,413     825     687     --
Growth and Income Fund........  116,139  152,390  99,293    9,197    --    21,348  27,706  20,282   2,237     --
"Dogs" of Wall Street Fund....   10,238   26,217  26,568       --    --     2,546   4,740   4,938      --     --
International Equity Fund.....   38,749   41,091  23,539   13,802    --     6,959   7,528   4,392   3,369     --

   As of March 31, 2002, VALIC, an indirect wholly owned subsidiary of AIG, owned 84%, 21%, 54% and 9% of the Class I outstanding shares of the Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund and Growth and Income Fund, respectively. The SunAmerica Aggressive Growth Lifestage Funds owned 23%, 22%, 55% and 22% of the Class I outstanding shares of the Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund and Growth and Income Fund, respectively. The SunAmerica Moderate Growth Lifestage Fund owned 25%, 13%, 34% and 37% of the Class I outstanding shares of the Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund and Growth and Income Fund. The SunAmerica Conservative Growth Lifestage Fund owned 13%, 11% and 21% of the Class I outstanding shares of the Blue Chip Growth Fund, New Century Fund and Growth and Income Fund. SAAMCo, an indirect wholly owned subsidiary of AIG, owned 89% of the Class X outstanding shares of the Growth Opportunities Fund. Merrill Lynch, Pierce, Fenner & Smith, Inc. owned 15% of the total outstanding shares of "Dogs" of Wall Street Fund.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended March 31, 2002 were as follows:

                                      Balanced    Blue Chip      Growth         New       Growth and   "Dogs" of  International
                                       Assets      Growth     Opportunities   Century       Income    Wall Street    Equity
                                        Fund        Fund          Fund         Fund          Fund        Fund         Fund
                                    ------------ ------------ ------------- ------------ ------------ ----------- -------------
Purchases (excluding U.S.
 government securities)............ $206,311,898 $146,114,485 $460,760,323  $190,627,180 $425,697,042 $18,909,807 $181,027,705
Sales (excluding U.S. government
 securities).......................  183,074,582  101,315,416 $439,885,489   159,250,785  297,674,170  15,413,512  146,979,369
Purchases of U.S. government
 securities........................  422,717,645           --           --            --           --          --           --
Sales of U.S. government securities  412,371,445           --           --            --           --          --           --

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


Note 6. Portfolio Securities

   Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

                                 Balanced      Blue Chip      Growth          New       Growth and    "Dogs" of   International
                                  Assets        Growth     Opportunities    Century       Income     Wall Street     Equity
                                   Fund          Fund          Fund          Fund          Fund         Fund          Fund
                               ------------  ------------  ------------- ------------  ------------  -----------  -------------
Cost (tax basis).............. $408,851,048  $182,561,748  $234,211,261  $150,398,252  $377,708,223  $62,449,290  $110,867,737
                               ============  ============  ============  ============  ============  ===========  ============
Appreciation.................. $ 17,593,103  $ 10,687,985  $ 17,270,530  $ 18,750,601  $ 32,174,547  $ 5,516,319  $  8,601,773
Depreciation..................  (24,716,532)   (9,818,238)   (8,158,623)   (9,107,122)  (29,371,104)  (2,799,257)   (4,192,923)
                               ------------  ------------  ------------  ------------  ------------  -----------  ------------
Net unrealized appreciation
 (depreciation)............... $ (7,123,429) $    869,747  $  9,111,907  $  9,643,479  $  2,803,443  $ 2,717,062  $  4,408,850
                               ============  ============  ============  ============  ============  ===========  ============

   Capital losses incurred after October 31 ("Post October") within the taxable year are deemed to arise on the 1st business day of the Fund's next taxable year. Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund incurred and elected to defer net capital losses of $22,646,355, $10,367,011, $131,997,257, $74,717,331, $15,216,545 and $4,617,332,
   respectively, during the fiscal year 2001.

   At September 30, 2001, New Century Fund and "Dogs" of Wall Street has capital loss carryforwards of $16,101,895 and $16,192,352, respectively, and for International Equity Fund which fiscal years ended October 31, 2001 $24,223,662 which were available to the extent provided in the regulations and which will expire 2009. To the extent that these losses are used to offset future capital gains, it is likely that the gain so offset will not be distributed to shareholders.

   As a result of reorganizations into some of these portfolios during the period ended March 31, 2002, certain capital loss carryforwards may be subject to limitations on us pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                         Balanced Assets Fund
                ------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                --------------------------------------------------  --------------------------------------------------
                         For the                   For the                   For the                   For the
                    six months ended             year ended             six months ended             year ended
                     March 31, 2002          September 30, 2001          March 31, 2002          September 30, 2001
                ------------------------  ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....  1,139,678  $ 15,871,600   3,318,722  $ 54,376,643     520,971  $  7,242,169   1,836,428  $ 30,771,878
Shares issued
 by merger.....    484,023     6,914,889          --            --     771,908    10,984,990          --            --
Reinvested
 dividends.....    116,640     1,618,318   1,981,245    32,943,279      27,473       380,104   1,008,765    16,848,329
Shares redeemed (2,009,468)  (28,068,552) (3,205,614)  (50,849,506) (1,630,852)  (22,760,199) (3,975,524)  (63,050,463)
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)....   (269,127) $ (3,663,745)  2,094,353  $ 36,470,416    (310,500) $ (4,152,936) (1,130,331) $(15,430,256)
                ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                            Balanced Assets Fund
                ----------------------------------------------------------------------------
                                     Class II                                Class I
                --------------------------------------------------  ------------------------
                                                                         For the period
                         For the                   For the              November 16, 2001
                    six months ended             year ended                  through
                     March 31, 2002          September 30, 2001          March 31, 2002+
                ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....    144,384  $  2,018,211     774,057  $ 12,810,489      20,365  $    288,289
Shares issued
 by merger.....  1,615,653    23,016,932          --            --     347,599     4,966,023
Reinvested
 dividends.....     12,444       172,399     187,157     3,122,620       2,665        36,989
Shares redeemed   (482,908)   (6,749,507)   (520,113)   (8,111,004)     (7,562)     (105,646)
                ----------  ------------  ----------  ------------  ----------  ------------
Net increase...  1,289,573  $ 18,458,035     441,101  $  7,822,105     363,067  $  5,185,655
                ==========  ============  ==========  ============  ==========  ============

                                                         Blue Chip Growth Fund
                ------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                --------------------------------------------------  --------------------------------------------------
                         For the                   For the                   For the                   For the
                    six months ended             year ended             six months ended             year ended
                     March 31, 2002          September 30, 2001          March 31, 2002          September 30, 2001
                ------------------------  ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....  1,147,168  $ 17,874,864   2,169,589  $ 44,351,531     397,359  $  5,815,340   1,034,033  $ 19,328,973
Shares issued
 by merger.....    342,023     5,573,062          --            --   1,314,944    19,715,764          --            --
Reinvested
 dividends.....         --            --     818,646    17,085,157          --            --     395,537     7,653,190
Shares redeemed (1,329,053)  (20,744,012) (2,503,336)  (50,863,366)   (634,750)   (9,219,254) (1,289,199)  (22,862,327)
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase...    160,138  $  2,703,914     484,899  $ 10,573,322   1,077,553  $ 16,311,850     140,371  $  4,119,836
                ==========  ============  ==========  ============  ==========  ============  ==========  ============

  + Inception date of the Class was November 16, 2001.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------



                                            Blue Chip Growth Fund
                ----------------------------------------------------------------------------
                                      Class II                               Class I
                ---------------------------------------------------  -----------------------
                                                                          For the period
                         For the                   For the              November 16, 2001
                    six months ended              year ended                 through
                     March 31, 2002           September 30, 2001         March 31, 2002+
                ------------------------  -------------------------  -----------------------
                  Shares       Amount       Shares        Amount       Shares      Amount
                ----------  ------------  ----------  -------------  ---------  ------------
Shares sold....    413,132  $  6,070,693     430,021  $   8,177,843    457,367  $  7,205,308
Shares issued
 by merger.....    531,651     7,964,115          --             --  1,004,682    16,370,712
Reinvested
 dividends.....         --            --      67,633      1,305,988         --            --
Shares redeemed   (409,395)   (6,036,107)   (362,471)    (6,029,115)  (327,953)   (5,278,800)
                ----------  ------------  ----------  -------------  ---------  ------------
Net increase...    535,388  $  7,998,701     135,183  $   3,454,716  1,134,096  $ 18,297,220
                ==========  ============  ==========  =============  =========  ============
                                                       Growth Opportunities Fund
                ------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                ---------------------------------------------------  -------------------------------------------------
                         For the                   For the                   For the                   For the
                    six months ended              year ended             six months ended            year ended
                     March 31, 2002           September 30, 2001          March 31, 2002         September 30, 2001
                ------------------------  -------------------------  -----------------------  ------------------------
                  Shares       Amount       Shares        Amount       Shares      Amount       Shares         Amount
                ----------  ------------  ----------  -------------  ---------  ------------  ----------    ------------
Shares sold....  2,034,380  $ 36,071,533   7,594,747  $ 209,344,468    491,266  $  7,975,335   2,344,065    $ 59,769,281
Shares issued
 by merger.....    323,130     5,847,322          --             --    893,860    14,841,199          --              --
Reinvested
 dividends.....         --            --     497,126     13,734,417         --            --     305,285       7,787,807
Shares redeemed (2,404,498)  (42,799,041) (7,321,898)  (194,408,672)  (751,999)  (12,219,675) (1,616,430)    (34,570,804)
                ----------  ------------  ----------  -------------  ---------  ------------  ----------    ------------
Net increase
 (decrease)....    (46,988) $   (880,186)    769,975  $  28,670,213    633,127  $ 10,596,859   1,032,920    $ 32,986,284
                ==========  ============  ==========  =============  =========  ============  ==========    ============
                                          Growth Opportunities Fund
                ----------------------------------------------------------------------------
                                      Class II                               Class I
                ---------------------------------------------------  -----------------------
                                                                          For the period
                         For the                   For the              November 16, 2001
                    six months ended              year ended                 through
                     March 31, 2002           September 30, 2001         March 31, 2002+
                ------------------------  -------------------------  -----------------------
                  Shares       Amount       Shares        Amount       Shares      Amount
                ----------  ------------  ----------  -------------  ---------  ------------
Shares sold....    574,882  $  9,332,185   1,460,565  $  37,852,139    237,750  $  4,238,538
Shares issued
 by merger.....    514,704     8,538,850          --             --    424,911     7,688,734
Reinvested
 dividends.....         --            --     224,070      5,713,802         --            --
Shares redeemed   (771,765)  (12,560,016) (1,172,035)   (25,078,702)  (160,989)   (2,909,118)
                ----------  ------------  ----------  -------------  ---------  ------------
Net increase...    317,821  $  5,311,019     512,600  $  18,487,239    501,672  $  9,018,154
                ==========  ============  ==========  =============  =========  ============
                  Growth Opportunities
                          Fund
                ------------------------
                         Class X
                ------------------------
                     For the period
                     March 19, 2002
                         through
                    March 31, 2002++
                ------------------------
                  Shares       Amount
                ----------  ------------
Shares sold....      6,178  $    112,193
Reinvested
 dividends.....         --            --
Shares redeemed         --            --
                ----------  ------------
Net increase...      6,178  $    112,193
                ==========  ============

--------
 + Inception date of the Class was November 16, 2001.
++ Inception date of the Class was March 19, 2002.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


                                                           New Century Fund
                ------------------------------------------------------------------------------------------------------
                                       Class A                                             Class B
                ----------------------------------------------------  ------------------------------------------------
                         For the                    For the                   For the                  For the
                    six months ended              year ended             six months ended            year ended
                     March 31, 2002           September 30, 2001          March 31, 2002         September 30, 2001
                ------------------------  --------------------------  ----------------------  ------------------------
                  Shares       Amount        Shares        Amount      Shares      Amount       Shares       Amount
                ----------  ------------  -----------  -------------  --------  ------------  ----------  ------------
Shares sold....  2,257,035  $ 32,714,669   10,791,183  $ 246,746,970   494,074  $  6,560,566     837,293  $ 16,093,089
Reinvested
 dividends.....         --            --    2,312,333     50,684,746        --            --   1,216,895    24,337,848
Shares redeemed (2,559,964)  (36,927,747) (11,564,537)  (262,905,103) (813,674)  (10,591,439) (1,913,683)  (37,399,160)
                ----------  ------------  -----------  -------------  --------  ------------  ----------  ------------
Net increase
 (decrease)....   (302,929) $ (4,213,078)   1,538,979  $  34,526,613  (319,600) $ (4,030,873)    140,505  $  3,031,777
                ==========  ============  ===========  =============  ========  ============  ==========  ============

                                                           New Century Fund
                ------------------------------------------------------------------------------------------------------
                                      Class II                                             Class Z
                ----------------------------------------------------  ------------------------------------------------
                         For the                    For the                   For the                  For the
                    six months ended              year ended             six months ended            year ended
                     March 31, 2002           September 30, 2001          March 31, 2002         September 30, 2001
                ------------------------  --------------------------  ----------------------  ------------------------
                  Shares       Amount        Shares        Amount      Shares      Amount       Shares       Amount
                ----------  ------------  -----------  -------------  --------  ------------  ----------  ------------
Shares sold....    212,517  $  2,722,877      432,274  $   7,719,095    29,343  $    451,052      23,909  $    520,352
Reinvested
 dividends.....         --            --      103,331      2,061,448        --            --      30,903       704,268
Shares redeemed   (269,306)   (3,480,013)    (440,152)    (7,639,079)  (33,164)     (500,945)    (29,866)     (615,476)
                ----------  ------------  -----------  -------------  --------  ------------  ----------  ------------
Net increase
 (decrease)....    (56,789) $   (757,136)      95,453  $   2,141,464    (3,821) $    (49,893)     24,946  $    609,144
                ==========  ============  ===========  =============  ========  ============  ==========  ============

                    New Century Fund
                ------------------------
                         Class I
                ------------------------
                     For the period
                    November 16, 2001
                         through
                     March 31, 2002+
                ------------------------
                  Shares       Amount
                ----------  ------------
Shares sold....    587,474  $  8,604,448
Reinvested
 dividends.....         --            --
Shares redeemed   (348,093)   (5,081,630)
                ----------  ------------
Net increase
 (decrease)....    239,381  $  3,522,818
                ==========  ============

--------
+  Inception date of the Class was November 16, 2001.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


                                                                 Growth and Income Fund
                         ------------------------------------------------------------------------------------------------------
                                               Class A                                             Class B
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                             six months ended             year ended             six months ended             year ended
                              March 31, 2002          September 30, 2001          March 31, 2002          September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............  1,071,437  $ 12,973,527   1,872,614  $ 28,863,164     692,799  $  8,076,150   2,300,030  $ 34,846,060
Shares issued by merger.  3,372,884    41,456,992          --            --   5,213,362    61,668,231          --            --
Reinvested dividends....         --            --     561,089     8,910,065          --            --     791,540    12,173,809
Shares redeemed......... (1,933,612)  (23,343,942) (1,969,158)  (28,620,411) (2,705,487)  (31,422,254) (2,911,075)  (39,589,877)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase............  2,510,709  $ 31,086,577     464,545  $  9,152,818   3,200,674  $ 38,322,127     180,495  $  7,429,992
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============
                                                                 Growth and Income Fund
                         ------------------------------------------------------------------------------------------------------
                                              Class II                                             Class Z
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                             six months ended             year ended             six months ended             year ended
                              March 31, 2002          September 30, 2001          March 31, 2002          September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............    290,865  $  3,416,285   1,116,815  $ 16,801,877       8,578  $    104,251      14,128  $    218,974
Shares issued by merger.  8,160,101    96,338,378          --            --          --            --          --            --
Reinvested dividends....         --            --     197,224     3,027,389          --            --       2,350        37,900
Shares redeemed......... (1,961,339)  (22,822,723)   (725,175)   (9,935,547)     (5,073)      (63,835)    (19,126)     (299,207)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).  6,489,627  $ 76,931,940     588,864  $  9,893,719       3,505  $     40,416      (2,648) $    (42,333)
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============
                          Growth and Income Fund
                         ------------------------
                                  Class I
                         ------------------------
                              For the period
                             November 16, 2001
                                  through
                              March 31, 2002+
                         ------------------------
                           Shares       Amount
                         ----------  ------------
Shares sold.............    262,739  $  3,149,132
Shares issued by merger.    986,432    12,124,064
Reinvested dividends....         --            --
Shares redeemed.........   (263,338)   (3,200,176)
                         ----------  ------------
Net increase............    985,833  $ 12,073,020
                         ==========  ============
                                                               "Dogs" of Wall Street Fund
                         ------------------------------------------------------------------------------------------------------
                                               Class A                                             Class B
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                               period ended               year ended               period ended               year ended
                              March 31, 2002          September 30, 2001          March 31, 2002          September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............    530,199  $  6,257,925     471,520  $  5,207,486     218,903  $  2,512,194     465,921  $  5,104,300
Reinvested dividends....     11,876       133,371      16,213       163,429      19,651       220,089      26,179       263,886
Shares redeemed.........   (228,369)   (2,657,562)   (624,015)   (6,566,142)   (251,544)   (2,888,738)   (605,363)   (6,433,226)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).    313,706  $  3,733,734    (136,282) $ (1,195,227)    (12,990) $   (156,455)   (113,263) $ (1,065,040)
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============

--------
+  Inception date of the Class was November 16, 2001.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


                                        "Dogs" of Wall Street Fund
                           ----------------------------------------------------
                                                 Class II
                           ----------------------------------------------------
                                    For the                    For the
                               six months ended              year ended
                                March 31, 2002           September 30, 2001
                           ------------------------  --------------------------
                             Shares       Amount        Shares        Amount
                           ----------  ------------  -----------  -------------
Shares sold...............    281,698  $  3,253,159      226,534  $   2,488,970
Reinvested dividends......     21,621       242,156       32,453        327,126
Shares redeemed...........   (220,592)   (2,536,846)    (661,238)    (6,935,298)
                           ----------  ------------  -----------  -------------
Net increase (decrease)...     82,727  $    958,469     (402,251) $  (4,119,202)
                           ==========  ============  ===========  =============


                                                      International Equity Fund
                           ------------------------------------------------------------------------------
                                                               Class A
                           ------------------------------------------------------------------------------
                           For the five months ended     For the year ended         For the year ended
                                March 31, 2002            October 31, 2001           October 31, 2000
                           ------------------------  --------------------------  ------------------------
                             Shares       Amount        Shares        Amount       Shares       Amount
                           ----------  ------------  -----------  -------------  ----------  ------------
Shares sold...............  7,048,801  $ 63,213,067   49,794,994  $ 567,609,370   6,149,041  $ 96,185,547
Shares issued by Merger...  1,748,199    15,894,877           --             --          --            --
Reinvested dividends......         --            --      240,533      3,066,855          --            --
Shares redeemed........... (7,577,966)  (68,154,450) (50,684,223)  (583,229,973) (4,806,733)  (76,536,241)
                           ----------  ------------  -----------  -------------  ----------  ------------
Net increase (decrease)...  1,219,034  $ 10,953,494      648,696  $ (12,553,748)  1,342,308  $ 19,649,306
                           ==========  ============  ===========  =============  ==========  ============


                                                      International Equity Fund
                           ------------------------------------------------------------------------------
                                                               Class B
                           ------------------------------------------------------------------------------
                           For the five months ended     For the year ended         For the year ended
                                March 31, 2002            October 31, 2001           October 31, 2000
                           ------------------------  --------------------------  ------------------------
                             Shares       Amount        Shares        Amount       Shares       Amount
                           ----------  ------------  -----------  -------------  ----------  ------------
Shares sold...............    161,525  $  1,413,711    1,104,700  $  11,337,491   1,133,381  $ 18,369,928
Shares issued by Merger...  2,098,856    18,406,382           --             --          --            --
Reinvested dividends......         --            --      275,789      3,430,710          --            --
Shares redeemed...........   (971,332)   (8,429,761)  (1,732,719)   (17,974,654) (1,044,328)  (16,623,900)
                           ----------  ------------  -----------  -------------  ----------  ------------
Net increase (decrease)...  1,289,049  $ 11,390,332     (352,230) $  (3,206,453)     89,053  $  1,746,028
                           ==========  ============  ===========  =============  ==========  ============


                                                      International Equity Fund
                           ------------------------------------------------------------------------------
                                                              Class II
                           ------------------------------------------------------------------------------
                           For the five months ended     For the year ended         For the year ended
                                March 31, 2002            October 31, 2001           October 31, 2000
                           ------------------------  --------------------------  ------------------------
                             Shares       Amount        Shares        Amount       Shares       Amount
                           ----------  ------------  -----------  -------------  ----------  ------------
Shares sold...............    255,468  $  2,248,022    4,344,907  $  48,536,719   1,949,230  $ 31,458,903
Shares issued by Merger...  1,643,118    14,408,431           --             --          --            --
Reinvested dividends......         --            --      120,124      1,494,400          --            --
Shares redeemed...........   (844,461)   (7,318,327)  (4,400,387)   (49,212,916) (1,339,455)  (21,658,923)
                           ----------  ------------  -----------  -------------  ----------  ------------
Net increase..............  1,054,125  $  9,338,126       64,644  $     818,203     609,775  $  9,799,980
                           ==========  ============  ===========  =============  ==========  ============

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------

                                             International Equity Fund
                           ------------------------------------------------------------
                                   Class I                        Class Z
                           ----------------------  ------------------------------------
                               For the period        For the period
                              November 16,2001      November 1, 2000     For the year
                                   through               through             ended
                               March 31, 2002+      January 1, 2001#   October 31, 2000
                           ----------------------  ------------------  ----------------
                             Shares      Amount     Shares    Amount   Shares   Amount
                           ---------  -----------  -------  ---------  ------  --------
Shares sold...............   619,094  $ 5,619,930    2,276  $  30,764  21,939  $387,378
Shares issued by Merger... 2,118,400   19,260,237       --         --      --        --
Reinvested dividends......        --           --    1,995     26,021      --        --
Shares redeemed...........  (727,267)  (6,507,880) (26,969)  (347,119) (1,439)  (23,968)
                           ---------  -----------  -------  ---------  ------  --------
Net increase (decrease)... 2,010,227  $18,372,287  (22,698) $(290,334) 20,500  $363,410
                           =========  ===========  =======  =========  ======  ========

--------
# As of January 1, 2001, Class Z shares are no longer being offered for sale. + Inception date of the Class was November 16, 2001.

      SunAmerica Equity Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (unaudited) (continued)
--------------------------------------------------------------------------------


Note 8. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the period ended March 31, 2002, the Growth and Income Fund and "Dogs" of Wall Street Fund had borrowings outstanding for 14 and 5 days, respectively under the line of credit and incurred $4,402 and $52, respectively, in interest charges related to these borrowings. The Growth and Income and "Dogs" of Wall Street Funds' average amount of debt under the line of credit for the days utilized was $4,265,618 and $132,659 at a weighted average interest rate of 2.88% and 2.85%, respectively.

Note 9. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2002, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund, "Dogs" of Wall Street Fund and International Equity Fund had accrued $75,507, $24,748, $17,524, $47,642, $24,175, $7,744 and $12,445, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the period ended March 31, 2002 expensed $3,999, $1,698, $2,596, $2,064, $3,276, $511 and $2,797, respectively, for the retirement plan, which is included in Trustee's fees and expenses on the Statement of Operations.

      SunAmerica Equity Funds
      TRUSTEE INFORMATION -- (unaudited)
--------------------------------------------------------------------------------


The following table contains basic information regarding the Directors that oversee operations of the Portfolios and other investment companies within the SunAmerica Mutual Funds complex.

                                                                                   Number of
                                                                                 Portfolios in
                        Position    Term of                                          Fund               Other
Name,                  Held With  Office and                                        Complex         Directorships
Address and            SunAmerica  Length of        Principal Occupations          Overseen            Held by
Date of Birth*          Complex   Time Served        During Past 5 Years         by Trustee(1)       Trustee(2)
--------------         ---------- -----------       ---------------------        -------------      -------------
S. James Coppersmith   Trustee    17 years    Retired; formerly, President and   42            Director of BJ's
DOB: February 21, 1933                        General Manager, WCVB-TV, a                      Wholesale Club, Inc.;
                                              division of the Hearst Corp. (1982               Member of Board of
                                              to 1994); Director/Trustee of                    Governors of the
                                              SunAmerica Mutual Funds                          Boston Stock
                                              ("SAMF") SAMF and Anchor                         Exchange.
                                              Series Trust ("AST").

Dr. Judith L. Craven   Trustee    Less than   Retired Administrator; Trustee,    72            Director, Compaq
DOB: October 6, 1945               1 year     VALIC Company I (November                        Computer Corporation
                                              1998 to present); Director, VALIC                (1992 to present);
                                              Company II, (August 1998 to                      Director, A.G. Belo
                                              present); Director of SASRF,                     Corporation (1992 to
                                              President, United Way of the                     present); Director,
                                              Texas Gulf Coast (1992-1998).                    Sysco Corporation
                                                                                               (1996 to present);
                                                                                               Director, Luby's, Inc.
                                                                                               (1998 to present);
                                                                                               Director, University of
                                                                                               Texas Board of Regents
                                                                                               (May 2001 to present);
                                                                                               formerly, Director,
                                                                                               Cypress Tree Senior
                                                                                               Floating Rate Fund,
                                                                                               Inc. (June 2000 to May
                                                                                               2001); formerly,
                                                                                               Director, Houston
                                                                                               Branch of the Federal
                                                                                               Reserve Bank of Dallas
                                                                                               (1992-2000); formerly,
                                                                                               Board Member, Sisters
                                                                                               of Charity of the
                                                                                               Incarnate Word (1996-
                                                                                               1999).

      SunAmerica Equity Funds
      TRUSTEE INFORMATION -- (unaudited)
--------------------------------------------------------------------------------

                                                                                  Number of
                                                                                Portfolios in
                        Position    Term of                                         Fund              Other
Name,                  Held With  Office and                                       Complex        Directorships
Address and            SunAmerica  Length of        Principal Occupations         Overseen           Held by
Date of Birth*          Complex   Time Served        During Past 5 Years        by Trustee(1)      Trustee(2)
--------------         ---------- -----------       ---------------------       -------------     -------------
William F. Devin       Trustee    Less than   Director/Trustee of SASRF;        72            Member of the Board
DOB: December 30, 1938             1 year     VALIC Company I and VALIC                       of Governors, Boston
                                              Company II.                                     Stock Exchange (1985-
                                                                                              Present); formerly,
                                                                                              Executive Vice
                                                                                              President, Fidelity
                                                                                              Capital Markets, a
                                                                                              division of National
                                                                                              Financial Services
                                                                                              Corporation (1966-
                                                                                              1996); formerly,
                                                                                              Director, Cypress Tree
                                                                                              Senior Floating Rate
                                                                                              Fund, Inc. (October
                                                                                              1997-May 2001).
Samuel M. Eisenstat    Chairman   16 years    Attorney, solo practitioner;      43            Director of North
DOB: March 7, 1940     of the                 Chairman of the Boards of                       European Oil Royalty
                       Board                  Directors/Trustees of SAMF, AST                 Trust.
                                              and SunAmerica Senior Floating
                                              Rate Fund ("SASRF").
Stephen J. Gutman      Trustee    17 years    Partner and Managing Member of    43            None
DOB: May 10, 1943                             B.B. Associates LLC (menswear
                                              specialty retailing and other
                                              activities) since 1988; Director/
                                              Trustee of SAMF, AST and
                                              SASRF.
Peter A. Harbeck       Trustee     7 years    Director and President,           80            None
DOB: January 23, 1954  and                    SunAmerica, since 1995; Director,
                       President              AIG Asset Management
                                              International, Inc. ("AIGAMI")
                                              since 2000; Managing Director,
                                              John McStay Investment Counsel,
                                              L.P. ("JMIC") since 1999;
                                              Director, SACS, since 1993;
                                              Director and President,
                                              SunAmerica Fund Services, Inc.
                                              ("SAFS"), since 1988; President,
                                              SAMF, AST and SASRF; Director,
                                              VALIC Company I and VALIC
                                              Company II, since October 2001.

      SunAmerica Equity Funds
      TRUSTEE INFORMATION -- (unaudited)
--------------------------------------------------------------------------------

                                                                            Number of
                                                                          Portfolios in
                    Position    Term of                                       Fund              Other
Name,              Held With  Office and                                     Complex        Directorships
Address and        SunAmerica  Length of       Principal Occupations        Overseen           Held by
Date of Birth*      Complex   Time Served       During Past 5 Years       by Trustee(1)      Trustee(2)
--------------     ---------- -----------      ---------------------      -------------     -------------
Sebastiano Sterpa  Trustee    10 years    Founder and Chairman of the     34            Director, Real Estate
DOB: July 18, 1929                        Board of the Sterpa Group (real               Business Service and
                                          estate) since 1962; Director/                 Countrywide Financial.
                                          Trustee of SAMF.

--------
 * The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.
(1) The "Fund Complex" consists of all registered investment company portfolios for which the investment advisor serves as investment advisor or business manager.
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

      SunAmerica Equity Funds
      SPECIAL MEETING OF SHAREHOLDERS -- Proxy Voting Results -- November 7, 2001 -- (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of the Shareholders of the International Equity Portfolio, a series of SunAmerica Style Select Series, was held on November 7, 2001. The shareholders voted on a proposal to approve the reorganization of the SunAmerica Style Select International Equity Portfolio with the newly created SunAmerica Mutual Fund--the SunAmerica International Equity Fund (the "New" SunAmerica International Equity) a series of SunAmerica Equity Funds.

The results of the proposal voted on by shareholders of the SunAmerica Style Select International Equity Portfolio was as follows:

1.  Affirmative............. 2,504,756
    Against.................    86,178
    Abstain.................   191,484
                             ---------
       Total Shares Voted... 2,590,934

[LOGO] AIG Sun America
Mutual Funds

            The SunAmerica Center
            733 Third Avenue
            New York, NY 10017-3204

Directors/Trustees         Investment Adviser         This report is submitted
 S. James Coppersmith       SunAmerica Asset          solely for the general
 Dr. Judith L. Craven         Management Corp.        information of
 William F. Devin           The SunAmerica Center     shareholders of the Fund.
 Samuel M. Eisenstat, Esq.  733 Third Avenue          Distribution of this
 Stephen J. Gutman          New York, NY 10017-3204   report to persons other
 Peter A. Harbeck                                     than shareholders of the
 Sebastiano Sterpa         Distributor                Fund is authorized only
                            SunAmerica Capital        in connection with a
Officers                      Services, Inc.          currently effective
 Peter A. Harbeck,          The SunAmerica Center     prospectus, setting forth
   President                733 Third Avenue          details of the Fund,
 Peter C. Sutton, Vice      New York, NY 10017-3204   which must precede or
   President                                          accompany this report.
 Robert M. Zakem,          Shareholder Servicing
   Secretary               Agent                      The accompanying report
 Donna M. Handel,           SunAmerica Fund           has not been examined by
   Treasurer                  Services, Inc.          independent
 Donna Calder, Vice         The SunAmerica Center     accountants and
   President                733 Third Avenue          accordingly no opinion
 Brian P. Clifford, Vice    New York, NY 10017-3204   has been expressed
   President                                          thereon.
 Nancy Kelly, Vice         Custodian and Transfer
   President               Agent
 Francis Gannon, Vice       State Street Bank and
   President                  Trust Company
 J. Steven Neamtz, Vice     P.O. Box 419572
   President                Kansas City, MO
 Peter E. Pisapia, Vice       64141-6572
   President and
   Assistant Secretary
 Abbe P. Stein, Vice
   President
   and Assistant Secretary
 Julie A. Stamm,
   Assistant Secretary
 Laura E. Filippone,
   Assistant Treasurer
 Gregory R. Kingston,
   Vice President and
   Assistant Treasurer
 Donald H. Guire,
   Assistant Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.

EQSAN-3/02